1993 Act No. 33-83100
                                                   1940 Act No. 811-8716

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ ]
         Pre-Effective Amendment No.                                [ ]
         Post-Effective Amendment No.   7                           [X]


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]
         Amendment No.   10                                         [X]

                        EVERGREEN VARIABLE ANNUITY TRUST


               (Exact Name of Registrant as Specified in Charter)

              200 Berkeley Street, Boston, Massachusetts 02116-5034
                    (Address of Principal Executive Offices)

                                 (617) 210-3200
                         (Registrant's Telephone Number)

                          The Corporation Trust Company
                               1209 Orange Street
                           Wilmington, Delaware 19801
                     (Name and Address of Agent for Service)


It is proposed  that this filing will become  effective:
[ ]  immediately  upon filing  pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days  after  filing  pursuant  to  paragraph  (a)(i)
[ ] on (date)  pursuant  to paragraph  (a)(i)
[X] 75 days after filing pursuant to paragraph  (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485


If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)

                        EVERGREEN VARIABLE ANNUITY TRUST

                                   CONTENTS OF

                         POST-EFFECTIVE AMENDMENT NO. 7
                                       TO

                             REGISTRATION STATEMENT


         This Post-Effective Amendment No. 7 to Registrant's
Registration Statement No. 33-83100/811-8716 consists of the following pages, items of information and documents:


                                The Facing Sheet

                                The Contents Page

                            The Cross-Reference Sheet

                                     PART A
                                     ------


         Prospectus for Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Evergreen VA Aggressive Growth Fund, Evergreen VA Strategic Income Fund, Evergreen VA Small Cap Equity Income Fund and Evergreen VA International Growth Fund is contained herein.


                                     PART B
                                     ------


         Statement of Additional Information Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Evergreen VA Aggressive Growth Fund, Evergreen VA Strategic Income Fund, Evergreen VA Small Cap Equity Income Fund and Evergreen VA International Growth Fund is contained herein.


                                     PART C
                                     ------

                              Financial Statements

                                    Exhibits

                         Number of Holders of Securities

                                 Indemnification

              Business and Other Connections of Investment Adviser

                              Principal Underwriter

                        Location of Accounts and Records

                                  Undertakings

                                   Signatures

                        EVERGREEN VARIABLE ANNUITY TRUST

                              CROSS REFERENCE SHEET
                          (as required by Rule 481(a))


N-1A
Item No.


Part A                                                               Location in Prospectus

Item 1.              Cover Page                                      Cover Page
Item 2.              Synopsis and Fee Table                          Overview of the Funds
Item 3.              Condensed Financial                              Financial Highlights

                     Information
Item 4.              General Description of                          Cover Page; Description
                     Registrant                                      of the Funds; General
                                                                     Information
Item 5.              Management of the Fund                          Management of the Funds;
                                                                     General Information
Item 6.              Capital Stock and Other                         Dividends, Distributions
                     Securities                                      and Taxes; General
                                                                     Information
Item 7.              Purchase of Securities                          Sale and Redemption of
                     Being Offered                                   Shares; Participating
                                                                     Insurance Companies
Item 8.              Redemption or Repurchase                        Sale and Redemption of
                                                                     Shares; Participating
                                                                     Insurance Companies
Item 9.              Pending Legal Proceedings                       Not Applicable
Part B                                                               Location in Statement of
                                                                     Additional Information

Item 10.             Cover Page                                      Cover Page
Item 11.             Table of Contents                               Table of Contents
Item 12.             General Information and                         Not Applicable
                     History
Item 13.             Investment Objectives and                       General Information;
                     Policies                                        Fundamental Policies;
                                                                     Investment Guidelines


                                                        -3-





Item 14.             Management of the Fund                          Management of the Trust
Item 15.             Control Persons and                             Management of the Trust
                     Principal Holders of
                     Securities
Item 16.             Investment Advisory and                         Investment Advisers;
                     Other Services                                  Additional Sale and
                                                                     Redemption Information
Item 17.             Brokerage Allocation                            Brokerage
Item 18.             Capital Stock and Other                         Additional Sale and
                     Securities                                      Redemption Information
Item 19.             Purchase, Redemption and                        Additional Sale and
                     Pricing of Securities                           Redemption Information;
                     Being Offered                                   Net Asset Value
Item 20.             Tax Status                                      Additional Tax
                                                                     Information
Item 21.             Underwriters                                    Additional Sale and
                                                                     Redemption Information
Item 22.             Calculation of                                  Performance Information
                     Performance Data
Item 23.             Financial Statements                            Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

-----------------------------------------------------------------

PROSPECTUS                              May 1, 1998, as amended          , 1998

-----------------------------------------------------------------
                                                      [Evergreen Logo
                                                        Appears Here]
EVERGREEN VARIABLE ANNUITY TRUST

-----------------------------------------------------------------

Evergreen VA Fund Evergreen VA Growth and Income Fund Evergreen VA Foundation Fund Evergreen VA Global Leaders Fund Evergreen VA Strategic Income Fund Evergreen VA Aggressive Growth Fund Evergreen VA Small Cap Equity Income Fund Evergreen VA International Growth Fund


         The Evergreen Variable Annuity Trust (the "Trust") is designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification through its eight investment series (the "Funds"). The Trust is an open-end management investment company. This Prospectus sets forth concise information about the Trust and the Funds that a prospective investor should know before investing. Shares of the Funds are only sold to separate accounts funding variable annuity and variable life insurance contracts issued by life insurance companies. The address of the Trust is 200 Berkeley Street, Boston, Massachusetts 02116.

         A Statement of Additional Information for the Trust dated May 1, 1998, as amended , 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Trust at (800)321-9332. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.


         The shares offered by this Prospectus are not deposits or obligations of any bank or any subsidiaries of a bank, are not endorsed or guaranteed by any bank, and are not insured or otherwise protected by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency and involve risk, including the possible loss of principal. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                     Keep This Prospectus for Future Reference

                                                 TABLE OF CONTENTS
                                                 -----------------



OVERVIEW OF THE FUNDS..................................................... 4

FINANCIAL HIGHLIGHTS...................................................... 5

DESCRIPTION OF THE FUNDS.................................................. 8
         INVESTMENT OBJECTIVES AND POLICIES............................... 8
         INVESTMENT PRACTICES AND RESTRICTIONS ......................... 19

MANAGEMENT OF THE FUNDS................................................. 35
         INVESTMENT ADVISERS............................................ 35
         ADMINISTRATOR.................................................. 37
         PORTFOLIO MANAGERS............................................. 37
         SUB-ADVISER.................................................... 38

SALE AND REDEMPTION OF SHARES........................................... 39
         PARTICIPATING INSURANCE COMPANIES.............................. 39
         PURCHASES...................................................... 39
         REDEMPTIONS.................................................... 40
         DIVIDENDS...................................................... 40
         TAX STATUS..................................................... 41
         EFFECT OF BANKING LAWS......................................... 42

GENERAL INFORMATION..................................................... 42
         CUSTODIAN, AND TRANSFER AND DIVIDEND PAYING AGENT.............. 42
         EXPENSES OF THE TRUST.......................................... 42
         SHAREHOLDER RIGHTS............................................. 43
         DESCRIPTION OF SHARES.......................................... 44
         PERFORMANCE.................................................... 44
         GENERAL  ...................................................... 47

-----------------------------------------------------------------
                                               OVERVIEW OF THE FUNDS
-----------------------------------------------------------------

         The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds."


         The investment adviser to the Evergreen VA Fund, Evergreen VA Growth and Income Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund and Evergreen VA Small Cap Equity Income Fund is Evergreen Asset Management Corp. ("Evergreen Asset") which, with its predecessors, has served as investment adviser to the Evergreen group of mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank ("FUNB"), which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. Lieber & Company, which is also a wholly-owned subsidiary of FUNB, furnishes Evergreen Asset with information, investment recommendations, advice and assistance to augment its investment advisory services. The Capital Management Group of FUNB serves as investment adviser to Evergreen VA Aggressive Growth Fund. The investment adviser to the Evergreen VA Strategic Income Fund and Evergreen VA International Growth Fund is Keystone Investment Management Company ("Keystone") which, along with its predecessors, has provided investment advisory and management services since 1932. Keystone is a wholly-owned subsidiary of FUNB.


         Evergreen VA Fund seeks to achieve capital appreciation by investing in the securities of little-known or relatively small companies, or companies undergoing changes which the Fund's investment adviser believes will have favorable consequences. Income will not be a factor in the selection of portfolio investments.

         Evergreen VA Growth and Income Fund seeks to achieve a return composed of capital appreciation in the value of its shares and current income. The Fund will attempt to meet its objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings, or potential earnings growth.

         Evergreen VA Foundation Fund seeks, in order of priority, reasonable income, conservation of capital and capital appreciation. The Fund invests principally in income-producing common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities.

     Evergreen VA Global Leaders Fund seeks to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries.

         The Fund's investment adviser will attempt to screen the largest companies in the world's major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria.

         Evergreen VA Strategic Income Fund seeks high current income from interest on debt securities and, secondarily, considers potential for growth of capital in selecting securities.

         Evergreen VA Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in common stocks of emerging growth companies and in larger, more well established companies, all of which are viewed by the Fund's investment adviser as having above average appreciation potential.

         Evergreen VA Small Cap Equity Income Fund seeks to achieve a return consisting of current income and capital appreciation in the value of its shares. The Fund invests in common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. In attempting to achieve its objective, the Fund invests primarily in companies with total market capitalizations of less than $500 million.


         Evergreen VA International Growth Fund seeks long-term growth of capital. As a secondary objective, the Fund seeks modest income.


-------------------------------------------------------------------------------
                                               FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

         The tables on the following pages present, for Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Evergreen VA Global Leaders Fund, Evergreen VA Strategic Income Fund and Evergreen VA Aggressive Growth Fund financial highlights for a share outstanding throughout each period presented. The information in the tables has been audited by KPMG Peat Marwick LLP. The report of KPMG Peat Marwick LLP with respect to the Funds is incorporated by reference in the Funds' Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Funds' Statement of Additional Information.

         The offering of shares of the Evergreen VA Small Cap Equity Income Fund commenced on May 1, 1998 and the offering of shares of the Evergreen International Growth Fund is expected to commence on the date of this amended Prospectus. Accordingly, no comparable data is available for shares of these Funds.


         Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.


Evergreen VA Fund

                                                                           Year Ended
                                                                          December 31,
                                                                   ---------------------------

                                                                    1997**        1996*
                                                                    -----         ----

Per Share Data:
Net asset value, beginning of period .............................   $ 11.41       $ 10.00
                                                                     ---------     --------
Income from investment operations:
 Net investment income ...........................................     0.06          0.05
 Net realized and unrealized gain on investments .................     4.15          1.44
                                                                     ---------     --------
Total from investment operations .................................     4.21          1.49
                                                                     ---------     --------
Less distributions from:
 Net investment income ...........................................     ( 0.05)       ( 0.05)
 Net realized gain on investments ................................     ( 0.68)       ( 0.03)
                                                                     ---------     --------
Total distributions ..............................................     ( 0.73)       ( 0.08)
                                                                     ---------     --------
Net asset value, end of period ...................................   $ 14.89       $ 11.41
                                                                     =========     ========
Total Return .....................................................    37.16   %     14.90   %
Ratios and Supplemental Data:
Ratios to average net assets:
 Total expenses ..................................................     1.01   %      1.00   %+
 Total expenses, excluding indirectly paid expenses ..............     1.00   %      1.00   %+
 Total expenses, excluding fee waivers and/or reimbursements .....     1.31   %      2.38   %+
 Net investment income ...........................................     0.42   %      0.87   %+
Portfolio turnover rate ..........................................         32%            6%
Average commission rate paid per share ...........................  $  0.0576    $   0.0661
Net assets end of period (thousands) .............................  $  21,600    $   10,862



----------

+  Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
** Calculated using average shares outstanding throughout the period.




                         Evergreen VA Foundation Fund



                                                                             Year Ended
                                                                            December 31,
                                                                   ------------------------------

                                                                     1997**          1996*
                                                                     -----           ----

Per Share Data:
Net asset value, beginning of period ..............................   $  11.31         $   10.00
                                                                        ----------    ----------
Income from investment operations:
 Net investment income ............................................       0.26              0.16
 Net realized and unrealized gain on investments ..................       2.86              1.37
                                                                        ----------    ----------
Total from investment operations ..................................       3.12              1.53
                                                                        ----------    ----------
Less distributions from:
 Net investment income ............................................      (0.24)            (0.16)
 Distributions in excess of net investment income .................       0.00(a)           0.00
 Net realized gain on investments .................................      (0.65)            (0.06)
                                                                        ----------    ----------
Total distributions ...............................................      (0.89)            (0.22)
                                                                        ----------    ----------
Net asset value, end of period ....................................   $  13.54         $   11.31
                                                                        ==========    ==========
Total Return ......................................................      27.80%            15.30%
Ratios and Supplemental Data:
Ratios to average net assets:
 Total expenses ...................................................       1.01%            1.00%+
 Total expenses, excluding indirectly paid expenses ...............       1.00%            1.00%+
 Total expenses, excluding fee waivers and/or reimbursements ......       1.10%            1.72%+
 Net investment income ............................................       2.15%            2.70%+
Portfolio turnover rate ...........................................         26%               12%
Average commission rate paid per share ............................   $ 0.0675         $  0.0675
Net assets end of period (thousands) ..............................   $ 31,840         $  15,812


----------
+  Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
(a) Amount is less than 1/2 of one cent per share. ** Calculated using average shares outstanding throughout the period.




Evergreen VA Growth and Income Fund


                                                                           Year Ended
                                                                          December 31,
                                                                   ---------------------------

                                                                    1997**        1996*
                                                                    -----         ----

Per Share Data:
Net asset value, beginning of period .............................   $ 11.83       $ 10.00
                                                                     ---------     --------
Income from investment operations:
 Net investment income ...........................................     0.08          0.06
 Net realized and unrealized gain on investments .................     4.01          1.84
                                                                     ---------     --------
Total from investment operations .................................     4.09          1.90
                                                                     ---------     --------
Less distributions from:
 Net investment income ...........................................     ( 0.07)       ( 0.06)
 Net realized gain on investments ................................     ( 0.56)       ( 0.01)
                                                                     ---------     --------
Total distributions ..............................................     ( 0.63)       ( 0.07)
                                                                     ---------     --------
Net asset value, end of period ...................................   $ 15.29       $ 11.83
                                                                     =========     ========
Total Return .....................................................    34.66   %     19.00   %
Ratios and Supplemental Data:
Ratios to average net assets:
 Total expenses ..................................................     1.01   %      1.00   %+
 Total expenses, excluding indirectly paid expenses ..............     1.00   %      1.00   %+
 Total expenses, excluding fee waivers and/or reimbursements .....     1.23   %      2.05   %+
 Net investment income ...........................................     0.59   %      1.00   %+
Portfolio turnover rate ..........................................         18%            2%
Average commission rate paid per share ...........................  $  0.0600    $   0.0579
Net assets end of period (thousands) .............................  $  31,088    $   14,484


----------
+  Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996. ** Calculated using average shares outstanding throughout the period.

                                       5



                                                                                   Period Ended December 31, 1997*
                                                                          --------------------------------------------------

                                                                              Global         Aggressive        Strategic
                                                                          Leaders Fund     Growth Fund       Income Fund
                                                                          ---------------- ----------------- ---------------

Per Share Data:
Net asset value, beginning of period .................................... $ 10.00            $  10.00        $ 10.00
                                                                          --------         ------------      -------
Income from investment operations:
 Net investment income (loss)** .........................................   0.11               (  0.06)        0.32
 Net realized and unrealized gain on investments and foreign currency
  related transactions ..................................................   0.77                1.16           0.21
                                                                          --------         ------------      -------
Total from investment operations ........................................   0.88                1.10           0.53
                                                                          --------         ------------      -------
Less distributions from:
 Net investment income ..................................................  ( 0.06)                   0       ( 0.31)
 Net realized gain on investments .......................................  ( 0.03)                   0       ( 0.02)
                                                                          --------         ------------      -------
Total distributions .....................................................  ( 0.09)                   0       ( 0.33)
                                                                          --------         ------------      -------
Net asset value, end of period .......................................... $ 10.79            $  11.10        $ 10.20
                                                                          ========         ============      =======
Total Return ............................................................   8.80%               11.00%          5.28%
Ratios and Supplemental Data:
Ratios to average net assets:
 Total expenses .........................................................   1.05%+               1.06 %+       1.02%+
 Total expenses, excluding indirectly paid expenses .....................   1.00%+               1.00 %+       1.00%+
 Total expenses, excluding fee waivers and/or reimbursements ............   2.89%+               3.02 %+       2.67%+
 Net investment income (loss) ...........................................   1.15%+              (0.74)%+       5.34%+
Portfolio turnover rate .................................................     11%                  39%          119%
Average commission rate paid per share .................................. $0.0331            $ 0.0569           N/A
Net assets end of period (thousands) .................................... $ 2,899            $  1,868        $2,204


- --------
+  Annualized.
* For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
** Calculated using average shares outstanding throughout the period.



-------------------------------------------------------------------------------
                                             DESCRIPTION OF THE FUNDS
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

         Each Fund's investment objective is nonfundamental and can be changed without shareholder approval. Shareholders would be given notice prior to the implementation of any such change. In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" and may be subject to certain risks discussed under "Special Risk Considerations." There can be no assurance that a Fund's investment objective will be achieved.

Evergreen VA Fund

         The Evergreen VA Fund seeks to achieve its investment objective of capital appreciation principally through investments in common stock and securities convertible into or exchangeable for common stock of companies which are little-known, relatively small or represent special situations which, in the opinion of the Fund's investment adviser, offer potential for capital appreciation. A "little-known" company means one whose business is limited to a regional market or whose securities are closely held with only a small proportion traded publicly. A "relatively small" company means one which has a small share of the market for its products or services in comparison with other companies in its field, or which provides goods or services for a limited market. A "special situation" company is one which offers potential for capital appreciation because of a recent or anticipated change in structure, management, products or services. In addition to the securities described above, the Fund may invest in securities of relatively well-known and large companies with potential for capital appreciation. Investments may also be made to a limited degree in non-convertible debt securities and preferred stocks which offer an opportunity for capital appreciation. Short-term investments may also be made if the Fund's investment adviser believes that such action will benefit the Fund.

Evergreen VA Growth and Income Fund

         The investment objective of the Evergreen VA Growth and Income Fund is to seek to achieve a return composed of capital appreciation in the value of its shares and current income.

         The Fund seeks to achieve its investment objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings or potential earnings growth. These companies are often found among those which have had a record of financial success but are currently in disfavor in the marketplace for reasons the Fund's investment adviser perceives as temporary or erroneous.

         Such investments when successfully timed are expected to be the means for achieving the Fund's investment objective. This inherently contrarian approach may require greater reliance upon the analytical and research capabilities of the Fund's investment adviser than an investment in certain other equity funds. Consequently, an investment in the Fund may involve more risk than an investment in other equity funds.

         The Fund will use the "value timing" approach as a process for purchasing securities when events indicate that fundamental investment values are being ignored in the marketplace. Fundamental investment value is based on one or more of the following: assets -- tangible and intangible (examples of the latter include brand names or licenses); capitalization of earnings; cash flow or potential earnings growth. A discrepancy between market valuation and fundamental value often arises due to the presence of unrecognized assets or business opportunities, or as a result of incorrectly perceived or short-term negative factors. Changes in regulations, basic economic or monetary shifts and legal action (including the initiation of bankruptcy proceedings) are some of the factors that create these capital appreciation opportunities. If the securities in which the Fund invests never reach their perceived potential or the valuation of such securities in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation or a depreciation in the value of such securities.

         The Fund will invest primarily in common stocks and securities convertible into or exchangeable for common stock. It is anticipated that the Fund's investments in these securities will contribute to the Fund's return primarily through capital appreciation. In addition, the Fund will invest in nonconvertible preferred stocks and debt securities. It is anticipated that the Fund's investments in these securities will also produce capital appreciation but the current income component of return will be a more significant factor in their selection. However, the Fund will invest in nonconvertible preferred stock and debt securities only if the anticipated capital appreciation plus income from such investments is equivalent to that anticipated from investments in equity or equity-related securities. The Fund may invest up to 5% of its total assets in debt securities which are rated below investment grade, commonly known as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest. The Fund may invest up to 25% of its assets in foreign securities. See "Special Risk Considerations."

Evergreen VA Foundation Fund

         The investment objectives of the Evergreen VA Foundation Fund, in order of priority, are to seek to provide reasonable income, conservation of capital and capital appreciation. The Fund seeks to achieve these objectives by investing in a combination of common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, corporate and U.S. Government debt obligations, and short-term debt instruments, such as commercial paper. The Fund's common stock investments will include those which (at the time of purchase) pay dividends and in the view of the Fund's investment adviser have potential for capital enhancement. The Fund may also invest up to 25% of its assets in foreign securities. See "Special Risk Considerations."

         The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. Securities not traded on a national securities exchange are generally traded on a "net" basis with dealers acting as principals for their own accounts without stated commissions, although the price of the securities usually includes profits to the dealers. While the Fund's investment adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Also the market for such securities may not be as liquid as those traded on a national securities exchange.

         While income will be a factor in the selection of equity securities, the Fund's investment adviser will attempt to identify securities that offer potential for long term capital appreciation, but that do not exhibit any speculative characteristics. The Fund will not make equity investments with a view toward realizing short-term gains. The value of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions. Accordingly, there can be no assurance that the Fund's investment objectives will be achieved.

         The Fund's asset allocation will vary from time to time in accordance with changing economic and market conditions, including: inflation rates;
business cycle trends; business regulations; and tax law impacts on the investment markets. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Under normal circumstances, the Fund anticipates that at least 25% of its net assets will consist of fixed income securities. The balance will be invested in equity securities (including securities convertible into equity securities).

         In selecting fixed income securities for the Fund's portfolio, emphasis will be placed on issues expected to fluctuate little in value other than as a result of changes in prevailing interest rates. The market value of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short, medium or long-term maturities. While fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term debt securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Fund's investment adviser believes changes in interest rates will lead to an increase in the value of such securities. The fixed income portion of the Fund's portfolio may include:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Government, and others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of their member countries. There are no assurances that the commitments will be fulfilled in the future.

         2. Corporate obligations rated no lower than A by Moody's Investors Service, Inc. ("Moody's") or A-2 by Standard & Poor's
Ratings Group ("S&P").

         3. Obligations of banks or banking institutions having total assets of more than $2 billion which are members of the Federal Deposit Insurance Corporation.

         4. Commercial paper of high quality (rated no lower than A-2 by S&P or Prime-2 by Moody's or, if not rated, issued by companies which have an outstanding long-term debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's).

         Certain obligations may be entitled to the benefit of standby letters of credit or similar commitments issued by banks and, in such instances, the Fund's investment adviser will take into account the obligation of the bank in assessing the quality of such security. For a description of the ratings set forth above, see the Statement of Additional Information.

Evergreen VA Global Leaders Fund

     The investment objective of the Evergreen VA Global Leaders Fund is to seek to provide long-term capital growth. The Fund will attempt to achieve its objective by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. Under normal conditions at least 65% of the Fund's total assets will consist of global equity securities. The Fund will make investments in no less than three countries, which may include the United States. In addition to the United States, the countries in which the Fund may invest include, but are not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


         Evergreen Asset, the Fund's investment adviser, will attempt to screen the largest companies in these and other major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria. Such companies may include those with the highest return on equity and consistent earnings growth. They may also include companies with an established market presence, or which operate in industries or sectors that have, in the opinion of the Fund's investment adviser, significant growth prospects. The criteria will be reviewed and evaluated on an ongoing basis by the Fund's investment adviser.

         In determining what constitutes a major industrialized country, the Fund's investment adviser will look to classifications set forth in the Morgan Stanley Capital International ("MSCI") Index and the various reports on this subject disseminated by the World Bank. The Fund's investment adviser will utilize a series of weighing techniques to insure adequate diversification by country and industry and attempt to identify the largest companies in each market, primarily by reference to the market capitalizations published in the MSCI Index.

         Although, as stated above, the Fund expects that investments will be made in no fewer than three countries including the United States, the Fund may invest more than 25% of its total assets in one country. To the extent that the Fund invests more than 25% of its total assets in the securities of issuers located in one country, the value of the Fund's shares may be subject to greater fluctuations due to the lesser degree of diversification across countries such a policy affords, and the fact that the securities markets of certain countries may be subject to greater risks and volatility than that which exists in the United States.
See "Special Risk Considerations."

Evergreen VA Strategic Income Fund

         Evergreen VA Strategic Income Fund seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities. The Fund allocates its assets principally between eligible domestic high yield, high risk bonds and debt securities of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. Government securities. This allocation will be made on the basis of the assessment by the Fund's investment adviser of global opportunities for high income. From time to time, the Fund may invest 100% of its assets in U.S. or foreign securities.

         The Fund may invest principally in domestic debt obligations, including zero coupon bonds and payment-in-kind securities ("PIKs"), debentures, convertible debentures, fixed, increasing and adjustable rate bonds, stripped bonds, mortgage bonds, mortgage-backed securities, corporate notes (including convertible notes) with maturities at the date of issue of at least five years (which may be senior or junior to other bonds), equipment trust certificates, and units consisting of bonds with stock or warrants to buy stock attached.

     The Fund may also invest in debt obligations issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments, their agencies and instrumentalities, and debt obligations issued by U.S. corporations denominated in non-U.S. currencies. The Fund may also invest in debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Certain of these obligations, including U.S. Treasury notes and bonds and Government National Mortgage Association debentures, are issued by, or guaranteed with respect to both principal and interest by, the full faith and credit of the U.S. Government. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government-sponsored enterprises, are not supported by the full faith and credit of the U.S. Government. These latter securities may include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Mortgage Corporation, and obligations supported by the credit of the instrumentality such as Federal National Mortgage Association bonds. U.S. Government securities in which the Fund may invest include zero coupon U.S. Treasury securities, mortgage-backed securities and money market instruments.


         While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years.

         The level of income sought by the Fund is ordinarily associated with high yield, high risk bonds and similar securities in the lower rating categories of the recognized rating agencies or with securities that are unrated. Such bonds generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative. See "Special Risk Considerations." The Fund's investment adviser considers the ratings of Moody's and S&P assigned to various securities, but does not rely solely on these ratings because (1) Moody's and S&P assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies; and (2) there can be large differences among the current financial conditions of issuers within the same rating category.

         Since the Fund takes an aggressive approach to investing, the Fund's investment adviser tries to maximize the return by controlling risk through diversification, credit analysis, review of sector and industry trends, interest rate forecasts and economic analysis. The analysis by the Fund's investment adviser of securities focuses on factors such as interest or dividend coverage, asset values, earnings prospects and the quality of management of the issuer. In making investment recommendations, the Fund's investment adviser also considers current income, potential for capital appreciation, maturity structure, quality guidelines, coupon structure, average yield, percentage of zero coupon bonds and PIKs, percentage of non-accruing items and yield to maturity.

         The Fund may also invest in preferred stocks, including adjustable rate preferred stocks and convertible preferred stocks, common stocks and other equity securities, including convertible securities and warrants, which may be used to create other permissible investments. Such investments must be consistent with the Fund's primary objective of seeking a high level of current income or be acquired as part of a unit combining income and equity securities. In addition, the Fund may invest in limited partnerships, including master limited partnerships.

         The Fund may also invest in the following types of money market securities: (1) obligations issued or guaranteed by the U.S. Government or by any agency or instrumentality of the U.S. Government; (2) commercial paper, including master demand notes, that at the date of investment is rated A-1 by S&P, Prime-1 by Moody's, or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (3) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in assets as of the date of their most recently published financial statements that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; and
(4) obligations of U.S. corporations that at the date of investment are rated A or better by S&P or Moody's. For a description of the ratings set forth above, see the Statement of Additional Information.

Evergreen VA Aggressive Growth Fund

         The investment objective of the Evergreen VA Aggressive Growth Fund is to seek to achieve long-term capital appreciation by investing primarily in common stocks of emerging growth companies and larger, more well established companies, all of which are viewed by the Fund's investment adviser as having above-average appreciation potential. Under normal circumstances, the Fund intends to invest at least 65% of its net assets in common stocks or securities convertible into common stocks. The Fund's investment adviser considers an emerging growth company to be one which is still in the developmental stage, yet has demonstrated, or is expected to achieve, growth of earnings over various major business cycles. Important qualities of any emerging growth company include sound management and a good product with growing market opportunities. To the extent that its assets are not invested in common stocks or securities convertible into common stocks, the Fund also may invest its assets in, or enter into repurchase agreements with banks or broker-dealers with respect to, investment grade corporate bonds, U.S. Government securities, commercial paper and certificates of deposit of domestic banks.

         Consistent with its investment objective, the Fund also may invest in equity securities of seasoned, established companies which its investment adviser believes have above-average appreciation potential similar to that of companies in the developmental stage. This may be due, for example, to management change, new technology, new product or service developments, changes in demand, or other factors. Investments in stocks of emerging growth companies may involve special risks. Securities of lesser-known, relatively small and special situation companies tend to be speculative and volatile. Therefore, the current net asset value of the Fund's shares may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.

Evergreen VA Small Cap Equity Income Fund

         The investment objective of Evergreen VA Small Cap Equity Income Fund is to seek to achieve a return consisting of current income and capital appreciation in the value of its shares. The emphasis on current income and capital appreciation will be relatively equal although, over time, changes in market conditions and the level of interest rates may cause the Fund to vary its emphasis between these two elements in its search for the optimum return for its shareholders. The Fund seeks to achieve its investment objective through investments in common stocks, preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities (including convertible debt securities) of companies that, at the time of purchase, have "total market capitalization" -- present market value per share multiplied by the total number of shares outstanding -- of less than $1 billion. The Fund may invest up to 35% of its total assets in equity securities of companies that at the time of purchase have a total market capitalization of $1 billion or more, and in excess of that percentage during temporary defensive periods.

         To the extent that the Fund seeks capital appreciation, it expects that its investments will provide growth over the long-term. Investments, however, may be made on occasion for the purpose of short-term capital appreciation if the Fund believes that such investments will benefit its shareholders. Purchasing securities for short-term trading is subject to certain rules and involves additional brokerage expenses. The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange and may invest up to 5% of its total assets in foreign securities. The value of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions.

         The Fund's portfolio will vary over time depending upon the economic outlook and market conditions. The composition of its portfolio will be subject to the discretion of the Fund's investment adviser. Ordinarily, the Fund anticipates that most of its portfolio will consist of equity securities and convertible debt securities. A significant portion of the equity investments, however, will be income producing. If in the judgment of the Fund's investment adviser a defensive position is appropriate, the Fund may take a defensive position and invest without limit in debt securities or government securities or hold its assets in cash or cash equivalents. The quality standards for debt securities include: obligations of banks and commercial paper rated no lower than P-2 by Moody's , A-2 by S&P or securities having a comparable rating from another nationally recognized statistical rating organization ("SRO"); and non-convertible debt securities rated no lower than Baa by Moody's) or BBB by S&P. Securities rated Baa or BBB may have speculative characteristics. Changes in economic conditions are more likely to weaken the capacity of the issuers of such bonds to make the interest and principal payments than would be the case with higher rated bonds. However, like higher rated bonds, these securities may be considered investment grade. For a description of such ratings see the Statement of Additional Information.

Evergreen International Growth Fund

         The primary objective of Evergreen International Growth Fund is long-term growth of capital. As a secondary objective, the Fund seeks modest income.

         In pursuing its investment objectives, the Fund invests primarily in equity securities issued by well-established, quality companies located in countries with developed markets. The Fund may invest a portion of its assets in equity securities of companies located in certain emerging markets countries and the formerly communist countries of Eastern Europe. Countries with emerging markets are generally those where the per capita income is in the low to middle ranges, as determined by the World Bank.

         Under normal circumstances, the Fund invests at least 65% of its total assets in the securities of companies in at least three different countries (other than the U.S.). For this purpose, a company is deemed to be located in a particular country if (1) it is organized under the laws of that country; (2) its principal securities trading market is in that country; (3) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country; or (4) it has at least 50% of its assets located in that country.

     Excluding repurchase agreements, the Fund currently follows a policy of investing solely in securities of non-U.S. issuers.

     While the Fund focuses on equity securities, it may invest a portion of its assets in debt securities issued by public or private issuers with any rating or that are unrated; provided, however, that the Fund may only invest up to 10% of its total assets in debt securities rated below investment grade; i.e., BB or lower by S&P or Ba or lower by Moody's. See "Special Risk Considerations."

     The Fund may also invest in payment-in-kind securities issued by public or private issuers, as well as preferred stocks, convertible securities, and rights and warrants to purchase common stocks, when the Fund's investment adviser determines that such investment is consistent with the Fund's investment objectives. See "Special Risk Considerations."


INVESTMENT PRACTICES AND RESTRICTIONS

         In addition to making the investments described above, each of the Funds (except as stated herein) may invest in cash and cash equivalents and short-term debt securities, write covered put and call options, purchase put and call options, engage in transactions in futures contracts and related options, engage in forward foreign currency exchange transactions, enter into repurchase agreements, lend portfolio securities, enter into transactions on a "when issued" or delayed settlement basis, enter into forward commitments, invest in the securities of other investment companies and borrow funds under certain limited circumstances. These investment strategies and instruments referred to above and the risks related to them are discussed below and certain of these strategies and instruments are described in more detail in the Statement of Additional Information.

Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S.

Government securities and, with respect to Evergreen VA Global Leaders Fund and Evergreen VA International Growth Fund, short-term obligations of foreign issuers denominated in U.S. dollars and traded in the United States, if, in the opinion of the Funds' investment advisers, market conditions warrant a temporary defensive investment strategy.

Portfolio Turnover and Brokerage. It is anticipated that the annual portfolio turnover rate for Evergreen VA Fund, Evergreen VA Growth and Income Fund,
Evergreen VA Strategic Income Fund, Evergreen VA Aggressive Growth Fund, Evergreen VA Global Leaders Fund and Evergreen VA Small Cap Equity Income Fund may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The annual turnover rate for the fixed income portion of the Evergreen VA Foundation Fund and the annual portfolio turnover rate for the Evergreen VA International Growth Fund generally will not exceed 200%. A 200% turnover rate is greater than that of most other investment companies. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for the Funds managed by Evergreen Asset effected on those exchanges. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds.


Borrowing. Each Fund may borrow money to the extent permitted by applicable law. This includes borrowings from banks as a temporary measure for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The Funds will not engage in leveraging. The specific limits and other terms applicable to borrowing by each Fund are set forth in the Statement of Additional Information.

Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. Each Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, must be collateralized by cash or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower fail financially.

Illiquid Securities. The Funds may invest up to 15% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by each Fund's investment adviser to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale be monitored by each Fund's investment adviser, on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% of its assets invested in illiquid or not readily marketable securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, including a Fund's custodian or primary dealers in U.S. Government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund requires continued maintenance of collateral with its custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. Each Fund's investment adviser will review and continually monitor the creditworthiness of each institution with which a Fund enters into a repurchase agreement to evaluate these risks.

Reverse Repurchase Agreements. Each Fund may borrow money by entering into a "reverse repurchase agreement" by which it agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed upon date and price, for temporary or emergency purposes. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. Government securities or liquid high grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.


When-Issued Securities. Each Fund may purchase securities on a when-issued basis. In the event securities are purchased on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), a Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. Commitments to purchase when-issued securities will not exceed 25% (except for Evergreen VA International Growth where there is no limit) of a Fund's total assets. A Fund will maintain cash or liquid high grade debt obligations in a segregated account with its custodian in an amount equal to such commitments. No Fund will purchase when-issued securities for speculative purposes, but only in furtherance of its investment objectives. Evergreen VA Strategic Income Fund currently does not intend to invest more than 5% of its total assets in when-issued transactions.

Securities of Other Investment Companies. Each Fund may invest in the securities of other open-end investment companies that have investment objectives and policies similar to its own or which are, in the opinion of each Fund's investment adviser, suitable short-term investment vehicles. Each Fund's investment adviser will waive its investment advisory fee on assets invested by a Fund in securities of other open-end investment companies. In addition, in order to invest in certain foreign securities, Evergreen VA International Growth Fund may invest in the securities of closed-end investment companies. As a shareholder of another investment company, the Fund would pay its portion of the other investment company's expenses. These expenses would be in addition to the expenses that the Fund currently bears concerning its own operations and may result in some duplication of fees. Any investment by a Fund in the securities of other investment companies will be subject to the limitations on such investments contained in the Investment Company Act of 1940, as amended ("1940 Act").


American and European  Depositary  Receipts.  All Funds except Evergreen VA Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of corporations in which the Funds are permitted to invest pursuant to their respective investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Forward Commitments. Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

Hedging Techniques

     In addition to making investments directly in securities, the Funds may, to the extent provided below, write covered put and call options and hedge their investments by purchasing options and engaging in transactions in futures contracts and related options. The investment adviser to the Evergreen VA Growth and Income Fund and Evergreen VA Small Cap Equity Income Fund does not currently intend to write covered put or call options, purchase options or engage in transactions in futures contracts and related options, but may do so in the future. The Funds may engage in foreign currency exchange transactions to protect against changes in future exchange rates.


Writing Options. Each Fund other than Evergreen VA Foundation Fund may write covered call options and each Fund other than Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund and Evergreen VA Small Cap Equity Income Fund may write covered put options on certain portfolio securities in an attempt to earn income and realize a higher return on their portfolios. A call option gives the purchaser of the option the right to buy a security from the writer at the exercise price at any time during the option period. With respect to Evergreen VA Growth and Income Fund and Evergreen VA Small Cap Equity Income Fund, an option may not be written if, afterwards, securities comprising more than 5% of the market value of a Fund's equity securities would be subject to call options. A Fund realizes income from the premium paid to it in exchange for writing the call option. Once it has written a call option on a portfolio security and until the expiration of such option, a Fund forgoes the opportunity to profit from increases in the market price of such security in excess of the exercise price of the call option. Should the price of the security on which a call has been written decline, a Fund bears the risk of loss, which would be offset to the extent the Fund has received premium income. A Fund will only write "covered" options traded on recognized securities exchanges. An option will be deemed covered when a Fund either owns the security (or securities convertible into such security) on which the option has been written in an amount sufficient to satisfy the obligations arising under a call option; or
(ii) in the case of call and put options, the Fund's custodian maintains cash or high-grade liquid debt securities belonging to the Fund in an amount not less that the amount needed to satisfy the Fund's obligations with respect to options written on securities it does not own. A "closing purchase transaction" may be entered into with respect to a call or put option written by a Fund for the purpose of closing its position. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. Each Fund other than Evergreen VA Foundation Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

     A Fund other than Evergreen VA Foundation Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.


         Futures, Options and Other Derivative Instruments. In addition to writing covered call and put options, a Fund may purchase and sell various financial instruments ("Derivative Instruments") such as financial futures contracts (including interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.

         A Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. A Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. See the Statement of Additional Information for more information regarding these instruments and the risks relating thereto.

Risks of Derivative Instruments. The use of Derivative Instruments, including written put and call options, involves special risks, including: (1) the lack of, or imperfect, correlation between price movements of the Fund's current or proposed portfolio investments that are the subject of the transactions as well as price movements of the Derivative Instruments involved in the transaction;
(2) possible lack of a liquid secondary market for any particular Derivative Instrument at a particular time; (3) the need for additional portfolio management skills and techniques; (4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by a Fund's investment adviser concerning interest or currency exchange rates or direction of price fluctuations of the investment that is the subject of the transaction, which may result in the strategy being ineffective;
(7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.

         A Fund's investment adviser may use Derivative Instruments, including written put and call options, for hedging purposes (i.e. by paying a premium or foregoing the opportunity for profit in return for protection against downturns in markets generally or the prices of individual securities or currencies) and also may use Derivative Instruments to try to enhance the return characteristics of a Fund's portfolio of investments (i.e. by receiving premiums in connection with the writing of options and thereby accepting the risk of downturns in markets generally or the prices of individual securities or currencies or by paying premiums with the hope that the underlying Derivative Instruments will appreciate). The use of Derivative Instruments for hedging purposes or to enhance a Fund's return characteristics can increase investment risk. If a Fund's investment adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed, resulting in leverage. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into. Options and futures transactions may increase portfolio turnover rates, which would result in greater commission expenses and transaction costs.

Foreign  Currency  Transactions.  The  Funds  may enter  into  foreign  currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts ("forward contracts"). A Fund may also enter into forward foreign currency exchange contracts to protect Fund assets denominated in a foreign currency against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. The use of forward contracts for hedging purposes may limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund. Forward Foreign Currency Exchange Contracts. A forward contract is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. Generally, no commission charges or deposits are involved. At the time a Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Funds will not enter into a forward contract with a term of more than one year. In addition to forward contracts entered into for hedging purposes, the Funds will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 60 days, depending upon local custom.

         As described above, a Fund may enter into forward contracts in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when a Fund's investment adviser believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amount and the value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Funds do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis.

         In the second circumstance, a Fund's custodian will segregate cash or liquid high-grade debt securities belonging to the Fund in an amount not less than the value of the assets committed to forward foreign currency contracts entered into under such transactions. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e. marked to market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Hedging/Cross Hedging. A cross hedge is accomplished by entering into a forward contract or other arrangement with respect to one foreign currency for the purpose of hedging against a possible decline in the value of another foreign currency in which certain of the Fund's portfolio instruments are denominated. The Funds' investment advisers may cause a Fund to enter into a cross hedge, rather than hedge directly, in instances where (i) the rates for forward contracts, options, futures contract or options on futures contracts relating to the currency in which the cross hedge is effected are more favorable than rates for similar instruments denominated in the currency that is to be hedged, and
(ii) there is a high degree of correlation between the two currencies with respect to their movement against the U.S. dollar. Cross hedges may be effected using the various hedging instruments described below. A cross hedge cannot protect against exchange rate risks perfectly, and if a Fund's investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.


Options on Foreign Currencies. Evergreen VA Global Leaders Fund, Evergreen VA Strategic Income Fund, Evergreen VA Aggressive Growth Fund , Evergreen VA Small Cap Equity Income Fund and Evergreen VA International Growth Fund may also purchase foreign currency put options. A put option gives the holder, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to ensure against adverse currency price movements in the underlying portfolio assets denominated in that currency. Exchange listed options on seven major currencies are traded in the U.S. In addition, several major U.S. investment firms make markets in unlisted options on foreign currencies. Such unlisted options may be available with respect to a wide range of foreign currencies than listed options and may have more flexible terms. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risks associated with the individual issuer. No more than 5% of a Fund's net assets may be represented by premiums paid by the Fund with respect to options on foreign currencies outstanding at any one time. Furthermore, the market value of unlisted options on foreign currencies will be included with other illiquid assets held by the Fund for purposes of the 15% limit on such assets.

         The Funds may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. A call option written by a Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. Writing call options in this manner is designed to reduce the cost of downside currency protection but has the effect of limiting currency appreciation potential.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed  Securities.  Evergreen VA  Strategic  Income Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term mortgage-backed securities includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations.

         There are currently  three basic types of  mortgage-backed  securities:
(i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full-faith and credit" of the U.S.); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

         Evergreen VA Strategic Income Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by governmental or private lenders. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans (net of any fees paid to the guarantor of such mortgage loans), net of any fees paid to the guarantor of such securities and the servicers of the underlying mortgage loans.

         Evergreen VA Strategic Income Fund may also invest in fixed rate and adjustable rate collateralized mortgage obligations ("CMOs"), including CMOs with rates that move inversely to market rates that are issued by and guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The principal government issuer of CMOs is FNMA. In addition, FHLMC issues a significant number of CMOs. The Fund will not invest in CMOs that are issued by private issuers. CMOs are debt obligations collateralized by mortgage securities in which the payment of the principal and interest is supported by the credit of, or guaranteed by, the U.S. Government or an agency or instrumentality of the U.S. Government. The secondary market for CMOs is actively traded.

         CMOs are structured by redirecting the total payment of principal and interest on the underlying mortgage securities used as collateral to create classes with different interest rates, maturities and payment schedules. Instead of interest and principal payments on the underlying mortgage securities being passed through or paid pro rata to each holder (e.g., the Fund), each class of a CMO is paid from and secured by a separate priority payment of the cash flow generated by the pledged mortgage securities.

         In addition to the mortgage-backed securities described above, Evergreen VA Strategic Income Fund may invest in asset-backed securities representing underlying interests in loans or other assets such as credit cards, automobile loans, leases and industrial plant and equipment. These include equipment trust certificates, which are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

SPECIAL RISK CONSIDERATIONS

Fixed Income Investments. Investments by the Funds in fixed income securities are subject to a number of risks. For example, changes in economic conditions could result in the weakening of the capacity of the issuers of such securities to make principal and interest payments, particularly in the case of issuers of non-investment grade fixed income securities. In addition, the market value of fixed-income securities in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In the event there is a downgrading in the rating of a fixed income security held in a Fund's portfolio, the Fund may continue to hold the security if such action is deemed to be in the best interests of the Fund and its shareholders.


Investment in Small Companies. Evergreen VA Fund, Evergreen VA Growth and Income Fund , Evergreen VA Foundation Fund and Evergreen VA International Growth Fund may invest from time to time, and Evergreen VA Aggressive Growth Fund and Evergreen VA Small Cap Equity Income Fund will invest in securities of little-known, relatively small and special situation companies. Investments in such companies tend to be speculative and volatile. A lack of management depth in such companies could increase the risks associated with the loss of key personnel. Also, the material and financial resources of such companies may be limited, with the consequence that funds or external financing necessary for growth may be unavailable. Such companies may also be involved in the development or marketing of new products or services for which there are no established markets. If projected markets do not materialize or only regional markets develop, such companies may be adversely affected or be subject to the consequences of local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of small and special situation companies in which the Funds invest will frequently be traded only in the over-the-counter market or on regional stock exchanges and will often be closely held. Securities of this type may have limited liquidity and be subject to wide price fluctuations. As a result of the risk factors described above, the net asset value of each Fund's shares can be expected to vary significantly.


Investment in Foreign Securities. Investing in non-U.S. securities involves additional risks not normally associated with domestic investments. In an attempt to reduce some of these risks, each Fund except Evergreen VA Fund may diversify its investments broadly among foreign countries which may include both developed and developing countries. With respect to Evergreen VA Global Leaders Fund at least three different countries will always be represented.

         Foreign securities are denominated or traded in foreign currencies. Therefore, the value in U.S. dollars of a Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Funds value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

         Evergreen VA Strategic Income Fund and Evergreen VA International Growth Fund may also invest in debt obligations issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments, their agencies and instrumentalities, and Evergreen VA Strategic Income Fund may invest in debt obligations issued by U.S. corporations denominated in non-U.S. currencies.


         To the extent that securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Funds' net asset values; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The performance of the Funds will be measured in U.S. dollars, the base currency for the Funds.

         Securities markets of foreign countries in which the Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations on foreign companies; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or loss of interest on money market and debt investments; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays and, accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries.



Lower-Rated Securities. Evergreen VA Growth and Income Fund , Evergreen VA Strategic Income Fund and Evergreen VA International Growth Fund may invest a portion of their assets in securities rated below Baa by Moody's or BBB by S&P (commonly known as "junk bonds").


         Lower-rated and comparable unrated securities (collectively referred to in this section as "lower-rated securities") will likely have some quality and protective characteristics that, in the judgment of the rating organization, are out-weighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

         While the market values of lower-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain lower-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities generally present a higher degree of credit risk. Issuers of lower- rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower-rated securities may diminish a Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. For additional information about the possible risks of investing in junk bonds, see "Investment Objectives and Policies -- Junk Bonds" in the Statement of Additional Information.


Payment-In-Kind Bonds. Evergreen VA Strategic Income Fund and Evergreen VA International Growth Fund may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest income in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Zero-Coupon Bonds. Evergreen VA Strategic Income Fund and Evergreen VA International Growth Fund may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.


-------------------------------------------------------------------------------
                                              MANAGEMENT OF THE FUNDS
-------------------------------------------------------------------------------

INVESTMENT ADVISERS

     The management of each Fund is supervised by the Trustees of the Trust. Evergreen Asset has been retained by the Trust to serve as investment adviser to Evergreen VA Fund, Evergreen VA Growth and Income Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund and Evergreen VA Small Cap Equity Income Fund. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of FUNB. The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Lieber & Company, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Funds.


         Keystone has been retained by the Trust to serve as investment adviser to Evergreen VA Strategic Income Fund and Evergreen VA International Growth Fund. Keystone succeeded on December 11, 1996 to the advisory business of a corporation with the same name, but under different ownership, which has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is an indirect, wholly-owned subsidiary of FUNB.


         The Capital Management Group of FUNB ("CMG") serves as investment adviser to Evergreen VA Aggressive Growth Fund.

         First Union is headquartered in Charlotte, North Carolina, and had approximately $140 billion in consolidated assets as of December 31, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG manages or otherwise oversees the investment of over $45 billion in assets belonging to a wide range of clients, including many of the Evergreen mutual funds.


         Evergreen Asset, Keystone and CMG manage each Fund's investments, provide various administrative services, and supervise each Fund's daily business affairs, subject to the authority of the Trustees. Evergreen Asset, as investment adviser to Evergreen VA Fund, Evergreen VA Growth and Income Fund, Evergreen VA Global Leaders Fund and Evergreen VA Small Cap Equity Income Fund is entitled to receive from such Funds an annual fee equal to .95 of 1% of average daily net assets thereof. For the most recent fiscal year Evergreen VA Fund, Evergreen VA Growth and Income Fund and Evergreen VA Global Leaders Fund paid .65%, .73% and .95% of their average daily net assets to Evergreen Asset. As compensation for its services as investment adviser to Evergreen VA Foundation Fund, Evergreen Asset is entitled to receive an annual fee equal to
 .825 of 1% of average daily net assets of such Fund. For the most recent fiscal year, Evergreen VA Foundation Fund paid .735% of its average daily net assets to Evergreen Asset. These fees are higher than the rates paid by most other investment companies, but are not higher than the fees paid by many funds with similar investment objectives.

         Keystone is entitled to receive a fee for its services as investment adviser to Evergreen VA Strategic Income Fund as follows: 2.0% of gross dividend and interest income earned by the Fund during each fiscal period; plus 0.50% of the first $100 million of average daily net assets; 0.45% of the next $100 million; 0.40% of the next $100 million; 0.35% of the next $100 million; 0.30% of the next $100 million; and 0.25% of amounts over $500 million . For the most recent fiscal year Keystone waived the investment advisory fee payable by Evergreen VA Strategic Income Fund. Keystone is entitled to receive a fee for its services as investment adviser to Evergreen VA International Growth Fund as follows: 0.75% of the first $200 million of average daily net assets, plus 0.65% of the next $200 million, plus 0.55% of the next $200 million, plus 0.45% of amounts over $600 million.

         CMG manages investments and supervises the daily business affairs of Evergreen VA Aggressive Growth Fund and, as compensation therefor, is entitled to receive an annual fee equal to .60 of 1% of average daily net assets of the Fund. For the most recent fiscal year, Evergreen VA Aggressive Growth Fund paid to CMG .01% of its average daily net assets.


ADMINISTRATOR

         Evergreen Investment Services, Inc. ("EIS") also serves as administrator to each Fund and is entitled to receive a fee based on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by EIS for which CMG, or Evergreen Asset or Keystone also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.

PORTFOLIO MANAGERS


     The portfolio manager for Evergreen VA Fund and Evergreen VA Foundation Fund is Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1969. Mr. Lieber has served as the portfolio manager of Evergreen Foundation Fund since its inception in 1990 and as the portfolio manager of Evergreen Fund since its inception in 1970. The portfolio managers for Evergreen VA Growth and Income Fund are Stephen A. Lieber and Gary R. Buesser. Mr. Buesser joined Lieber

& Company in 1996 as an analyst. Previously, he was a portfolio manager/ analyst with Cowen Asset Management and Shearson Lehman Brothers. The portfolio of Evergreen VA Global Leaders Fund is managed by a committee composed of portfolio management and analytical personnel employed by Evergreen Asset. The members of this committee include Stephen A. Lieber and Edwin A. Miska, who has been an analyst with Evergreen Asset and its predecessor since 1989. Mr. Lieber and Mr. Miska are responsible for the day to day operations of the Fund and the Evergreen Global Leaders Fund which commenced operations in 1995.

         The portfolio manager for Evergreen VA Small Cap Equity Income Fund is Nola Maddox Falcone, C.F.A., who is President and Co-Chief Executive Officer of Evergreen Asset. Ms. Falcone has served as the principal manager of Evergreen Income and Growth Fund and Evergreen Small Cap Equity Income Fund since 1985 and 1993, respectively.

     Prescott B. Crocker is the portfolio manager of Evergreen VA Strategic Income Fund. Mr. Crocker is a Senior Vice President, Senior Portfolio Manager and Head of the High Yield Bond Team at Keystone. Mr. Crocker joined Keystone in 1997. From 1993 until he joined Keystone, Mr. Crocker held various positions at Boston Security Counsellors, including President and Chief Investment Officer, and was Managing Director and Portfolio Manager at Northstar Investment Management. Prior to 1993, Mr. Crocker held various fund management positions at Colonial Group, Inc. Mr. Crocker has 25 years of experience in fixed income investment management.


     Gilman C. Gunn is the portfolio manager of Evergreen VA International Growth Fund. Mr. Gunn is currently Senior Vice President and Chief Investment Officer - International at Keystone. As head of the International Team he has 24 years of banking and investment experience. Mr. Gunn currently manages the Evergreen Emerging Markets Growth Fund and the Evergreen International Growth Fund.


         The portfolio manager for Evergreen VA Aggressive Growth Fund is Harold
J. Ireland, Jr., a Vice President of CMG who has been associated with CMG since 1995. Prior to that, Mr. Ireland was a Vice President of Palm Beach Capital Management, Inc. and served as portfolio manager of Evergreen Aggressive Growth Fund and such Fund's predecessor, ABT Emerging Growth Fund, since 1985.

SUB-ADVISER

         Evergreen Asset has entered into sub-advisory agreements with Lieber & Company with respect to Evergreen VA Fund, Evergreen VA Growth and Income Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund and Evergreen VA Small Cap Equity Income Fund which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on each Fund's portfolio. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to the Funds for the services provided by Lieber & Company. It is contemplated that Lieber & Company will, to the extent practicable, effect substantially all of the portfolio transactions for these Funds on the New York and American Stock Exchanges. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.

-------------------------------------------------------------------------------
                                           SALE AND REDEMPTION OF SHARES
-------------------------------------------------------------------------------

PARTICIPATING INSURANCE COMPANIES

         The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity ("VA") and variable life insurance ("VLI") contracts issued by certain life insurance companies ("Participating Insurance Companies"). The Trust does not currently foresee any disadvantages to the holders of VA and VLI contracts arising from the fact that the interests of holders of VA and VLI contracts may differ due to the difference of tax treatment and other considerations.

         Nevertheless, the Trustees have establish procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The VA and VLI contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

PURCHASES

         Shares of each Fund are sold at net asset value to the separate accounts of Participating Insurance Companies. All investments in the Trust are credited to the shareholder's account in the form of full or fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to a specific Fund are subject to the limits described in the separate prospectuses issued by the Participating Insurance Companies or in pension and retirement plan documents.

How the Funds Value Their Shares. The net asset value of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets by the number of outstanding shares. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading markets.

REDEMPTIONS

         The separate accounts of Participating Insurance Companies redeem shares to make benefit or surrender payments under the terms of the VA or VLI contract. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust or its agent. The net asset value per share of each Fund is determined once daily, as of 4:00 p.m. Eastern time on each business day the Exchange is open and on such other days as the Trustees determine, and on any other day during which there is a sufficient degree of trading in a Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities.

         The Trust may suspend the right of redemption only under the following unusual circumstances: (1) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (2) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (3) during any period when the Securities and Exchange Commission ("SEC") has by order permitted a suspension of redemptions for the protection of shareholders.

DIVIDENDS

         All dividends payable by a Fund are distributed at least annually to the separate accounts of Participating Insurance Companies and will be automatically reinvested in additional shares of such Fund. Dividends and other distributions made by the Funds to such separate accounts are taxable, if at all, to the Participating Insurance Companies; they are not currently taxable to the VA or VLI owners.

TAX STATUS

         Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. It is the intention of each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and meet all other requirements necessary for it to be relieved of federal income taxes on that part of its net investment income and net capital gains distributed to its shareholders. Each Fund intends to distribute all of its net investment income and net capital gains to its shareholders.


         For a discussion of the tax consequences of VA or VLI contracts, refer to the prospectus of the VA or VLI contract offered by the Participating Insurance Company. VA or VLI contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability to the owner. Depending on the VA or VLI contract, distributions from the contract may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisers for a more complete discussion of possible tax consequences in a particular situation.


     Section 817(h) of the Code provides that investments of a separate account underlying a VA or VLI contract (or the investments of a mutual fund, the shares of which are owned by the VA or VLI separate account) must be "adequately diversified" in order for the VA or VLI contract to be treated as an annuity for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements. If a separate account underlying a VA or VLI contract were not adequately diversified, the owner of such VA or VLI contract would be immediately subject to tax on the earnings allocable to the contract. Additional information about the tax status of the Funds is provided in the Statement of Additional Information.

EFFECT OF BANKING LAWS

         The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of their customer. FUNB and its affiliates are subject to and in compliance with the aforementioned laws and regulations.


         Changes to applicable laws and regulations or future

judicial or administrative decisions could result in FUNB or its affiliates being prevented from continuing to perform the services required under the investment advisory contracts or from acting as agents in connection with the purchase of shares of the Funds by their customers. If FUNB or its affiliates were prevented from continuing to provide the services called for under the investment advisory agreements, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, new investment advisers. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.


-------------------------------------------------------------------------------
                                                GENERAL INFORMATION
-------------------------------------------------------------------------------

CUSTODIAN, AND TRANSFER AND DIVIDEND PAYING AGENT

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02109 (the "Custodian"), acts as custodian of the assets of the Trust. Evergreen Service Company, 200 Berkeley Street, Boston, Massachusetts 02116, acts as the transfer agent and dividend disbursing agent for the Trust and in doing so performs certain bookkeeping, data processing and administrative services for the Trust and each Fund.

EXPENSES OF THE TRUST


         Each Fund bears all expenses of its operations other than those incurred by Evergreen Asset, CMG and Keystone under their respective investment advisory agreements, and EIS under its administration agreement with the Trust. In particular, the Funds pay investment advisory fees, administrative fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, interest and taxes, registration fees and expenses, expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, Evergreen Asset, CMG, Keystone or any of their affiliates, expenses of printing and mailing reports and notices and proxy material to beneficial shareholders of the Trust, and any extraordinary expenses. Expenses incurred jointly by the Funds are allocated among the Funds in a manner determined by the Trustees to be fair and equitable. The organizational expenses of each of the Funds have been capitalized and will be amortized during the first five years of the Funds' operations. Such amortization will reduce the amount of income available for payment as dividends.


SHAREHOLDER RIGHTS

         The Trust is a Delaware business trust organized on December 23, 1997, and was originally organized as a Massachusetts business trust in 1996. Pursuant to current interpretations of the 1940 Act, each Participating Insurance Company will solicit voting instructions from VA or VLI contract owners with respect to any matters that are presented to a vote of shareholders. On any matter submitted to a vote of shareholders, all the shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Fund except for matters concerning only a specific Fund. Certain matters approved by a vote of shareholders of one Fund of the Trust may not be binding on a Fund whose shareholders have not approved such matters. The holder of each share of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Fund may not bear the same economic relationship to the Trust as shares of another Fund.

         The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Trust's Declaration of Trust. The Trustees will be a self-perpetuating body until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees.
         The Declaration of Trust may be amended by a vote of the Trustees; provided, if any such amendment materially adversely affects the rights of any shares of any series or any class with respect to matters to which such amendment is applicable, such amendment shall be subject to approval by holders of a majority of the outstanding voting securities, as that term is defined in the 1940 Act, of such series or class. Shares have no pre-emptive or conversion rights and are fully paid and nonassessable. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

DESCRIPTION OF SHARES

         The Declaration of Trust permits the Trustees to establish and designate series or classes in addition to the Funds. Each share of any series or class represents an equal proportionate share in the net assets of that series or class with each other share of that series or class. The Trustees may divide or combine the shares of any series or class into a greater or lesser number of shares of that series or class without thereby changing the proportionate interests in the assets of that series or class. Upon liquidation of a particular series or class, the shareholders of that series or class shall be entitled to share pro rata in the net assets of such series or class available for distribution to shareholders.

         Any inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus. All inquiries regarding the VA or VLI contracts should be directed to the Participating Insurance Company, as indicated in the VA or VLI prospectus accompanying this Prospectus.

PERFORMANCE

         From time to time, the Trust may advertise the "average annual or cumulative total return" of the Funds and may compare the performance of the Funds with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Figures will be given for the recent one, five and ten year periods and for the life of the Fund if it has not been in existence for such periods. When considering "average annual total return" figures for periods longer than one year it is important to note that a Fund's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Fund for a specified period (again reflecting changes in a Fund's share price and assuming reinvestment of Fund distributions).


         The performance of each Fund will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Fund's investments and expenses. Consequently, a Fund's performance figures are historical and should not be considered representative of the performance of the Fund for any future period.


         Performance Information on Comparable  Funds.

         Evergreen VA Small Cap Equity Income Fund.

         Evergreen Asset is the investment adviser to Evergreen Small Cap Equity Income Fund which is substantially similar to the Trust's Evergreen VA Small Cap Equity Income Fund, in that it has the same investment objective, investment policies and restrictions, and is managed using substantially the same investment strategies and techniques.

         The Evergreen VA Small Cap Equity Income Fund commenced operations on May 1, 1998. Since the Evergreen VA Small Cap Equity Income Fund lacks any substantial operating history, along with actual Fund performance information, information may be included regarding the historical performance of Evergreen Small Cap Equity Income Fund. Set forth below is certain performance information regarding Evergreen Small Cap Equity Income Fund, which has been obtained from Evergreen Asset and is set forth in the current prospectuses and statement of additional information of Evergreen Small Cap Equity Income Fund. Investors should not rely on the following financial information as an indication of the future performance of the Evergreen VA Small Cap Equity Income Fund.

Average Annual Total Return of Comparable Fund (1)




                                                                      1 Year From 10/1/93
                                                                      Ended                  (Inception)
                                                                      7/31/97                to 7/31/97

                                                                      ---------              ------------


Evergreen Small Cap Equity Income                                     43.24%                 18.98%
Fund
(Class Y shares)
-------------



(1) Reflects waiver of all or a portion of the advisory fees and reimbursements of other expenses. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.

                                              -----------------------

         Evergreen VA International Growth Portfolio.

         Keystone is the investment adviser to Evergreen International Growth Fund which is substantially similar to the Trust's Evergreen VA International Growth Fund in that it has the same investment objectives, investment policies and restrictions, and is managed using substantially the same investment strategies and techniques.

         As of the date of this amended Prospectus, the Evergreen VA International Growth Fund had not commenced operations. Since the Evergreen VA International Growth Fund lacks any substantial operating history, along with actual Fund performance information, if any, information may be included regarding the historical performance of the Evergreen International Growth Fund. Set forth below is certain performance information regarding Evergreen International Growth Fund, which has been obtained from Keystone and is set forth in the current prospectuses and statement of additional information of Evergreen International Growth Fund. Investors should not rely on the following financial information as an indication of the future performance of the Evergreen VA International Growth Fund.

Average Annual Return of Comparable Fund


                                                  1 Year                   5 Years                10 Years
                                                  Ended                    Ended                  Ended
                                                  10/31/97                 10/31/97               10/31/97
                                                  --------                 --------               --------
Evergreen International
Growth Fund

Class B shares (with
sales charge)                                     12.69%                   11.58%                 6.48%
Class B shares (without
sales charge)                                     15.69%                   11.58%                 6.48%

                                               ---------------------


         The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders accounts. The above tables do not reflect charges and deductions which are, or may be, imposed at the separate account level under the VA or VLI contracts. Such charges and deductions would result in performance lower than that shown above.

GENERAL

Independent   Auditors.   KPMG  Peat  Marwick  LLP,  99  High  Street,   Boston,
Massachusetts 02110, serves as the independent public accountants of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, acts as counsel for the Trust.


Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Funds' investment advisers and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' investment advisers are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

         Investment Advisers
         Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577 Evergreen VA Fund Evergreen VA Growth and Income Fund Evergreen VA Foundation Fund Evergreen VA Global Leaders Fund Evergreen VA Small Cap Equity Income Fund

         Capital Management Group of First Union National Bank, 210 South College Street, Charlotte, North Carolina 28288
         Evergreen VA Aggressive Growth Fund


         Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034
         Evergreen VA Strategic Income Fund
         Evergreen VA International Growth Fund


         Custodian
         State Street Bank and Trust Company, Box 9021, Boston,
         Massachusetts 02205-9827

         Transfer Agent
         Evergreen Service Company, 200 Berkeley Street, Boston,
         Massachusetts 02116-5034

         Legal Counsel
         Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W.,
         Washington, D.C. 20036

         Independent Auditors
         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts
         02110

                        EVERGREEN VARIABLE ANNUITY TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                    MAY 1, 1998, as amended __________, 1998


                200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116

                                  800-633-2700



         Evergreen VA Fund ("Evergreen"), Evergreen VA Growth and Income Fund ("Growth and Income"), Evergreen VA Foundation Fund ("Foundation"), Evergreen VA Global Leaders Fund ("Global Leaders"), Evergreen VA Aggressive Growth Fund
("Aggressive") Evergreen VA Strategic Income Fund ("Strategic Income"), Evergreen VA Small Cap Equity Income Fund ("Small Cap") and Evergreen VA International Growth Fund ("International Growth").

         This Statement of Additional Information pertains to the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 1998, as amended ______________, 1998 for the Fund in which you are making or contemplating an investment. The Funds are offered to separate accounts funding variable annuity and variable life insurance contracts issued by life insurance companies ("Participating Insurance Companies"). Copies of the Prospectus may be obtained without charge by calling the number listed above.

                                                 TABLE OF CONTENTS



FUND INVESTMENTS........................................................... 3
         GENERAL INFORMATION............................................... 3
         FUNDAMENTAL POLICIES............................................ 29
         INVESTMENT GUIDELINES........................................... 30

MANAGEMENT OF THE TRUST.................................................. 31

PRINCIPAL HOLDERS OF FUND SHARES......................................... 35

INVESTMENT ADVISORY SERVICES............................................. 38

ADMINISTRATIVE SERVICE PROVIDERS......................................... 40

BROKERAGE................................................................ 41

ADDITIONAL TAX INFORMATION............................................... 43

NET ASSET VALUE.......................................................... 46

ADDITIONAL SALE AND REDEMPTION .......................................... 47
         INFORMATION..................................................... 47

GLASS STEAGALL ACT....................................................... 48

GENERAL INFORMATION ABOUT THE FUNDS...................................... 48
         CUSTODIAN....................................................... 48
         TRANSFER AGENT.................................................. 49

CAPITALIZATION AND ORGANIZATION.......................................... 49

PERFORMANCE INFORMATION.................................................. 50
         YIELD CALCULATIONS.............................................. 51
         NON-STANDARDIZED PERFORMANCE.................................... 52

ADDITIONAL INFORMATION................................................... 53

INDEPENDENT ACCOUNTANTS.................................................. 53

LEGAL COUNSEL............................................................ 53

FINANCIAL STATEMENTS..................................................... 53

APPENDIX A............................................................... 54

                                                 FUND INVESTMENTS

GENERAL INFORMATION

         The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds - "Investment Objectives and Policies" in the Prospectus. The Funds' investment objectives are nonfundamental and may be changed without the approval of shareholders. Shareholders would be notified prior to the implementation of any such change. The following expands upon the discussion in the Prospectus regarding certain investments of each Fund.

U.S. Government Securities (All Funds)

     The types of U.S. government securities in which the Funds may invest generally include direct obligations of the U.S. Treasury such as U. S. Treasury bills, notes and bonds and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

         (i)        the full faith and credit of the U.S. Treasury;
         (ii)       the issuer's right to borrow from the U.S. Treasury;
         (iii) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
         (iv) the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

         (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

         (ii)       Farmers Home Administration;

         (iii)      Federal Home Loan Banks;

         (iv)       Federal Home Loan Mortgage Corporation ("FHLMC");

         (v)        Federal National Mortgage Association; and

         (vi)       Student Loan Marketing Association

Brady Bonds (Strategic Income  and
International Growth).

         Each Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.


         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Zero Coupon "Stripped" and Payment-in-Kind Bonds (Strategic
Income and International Growth)

         Both Funds may invest in zero-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities or, at the option of the issuer, cash. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. In order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.


         In general, owners of zero coupon or payment-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon or payment-in-kind bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

Restricted and Illiquid Securities (All Funds)

         Each Fund may invest in restricted and illiquid securities. The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

         (i)        the frequency of trades and quotes for the security;

         (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

         (iii)      dealer undertakings to make a market in the security;
and

         (iv) the nature of the security and the nature of the marketplace trades.

         Restricted   securities   would   generally  be  acquired  either  from
institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable.


Lending of Portfolio  Securities (All Funds)


         Each Fund may lend its portfolio securities to generate income and to offset expenses. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent of collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Reverse Repurchase Agreements (All Funds)

         The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options and Futures Transactions (All Funds)


         To the extent provided in the Prospectus, each Fund may seek to increase the current return on its investments by writing covered call or put options. In addition, a Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its investment adviser plans to purchase through the writing and purchase and sale of options including options on stock indices and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Fund's current return.


         The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Fund's investment objective. Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period or the Fund maintains in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. A Fund may also write combinations of covered puts and covered calls on the same underlying security.

         A Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Fund may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         Purchasing Put and Call Options on Securities. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Purchase and Sale of Options and Futures on Securities and Stock Indices. A Fund may purchase and sell options on securities, stock indices and stock index futures contracts as a hedge against movements in the equity markets. In the future, a Fund may purchase and sell such options for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-The-Counter Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Fund's investment adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Fund. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Fund's investment adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Fund may purchase and sell interest rate futures contracts on U.S. Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates.

         A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Fund's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Fund's investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         Options on Futures Contracts. A Fund may purchase and write call and put options on securities, stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirement per contract is approximately 2% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

         Limitations. A Fund will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria.

         Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Fund's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless its investment adviser believes that a liquid market exists for such option or future, there can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisers generally expect that options and futures transactions for the Funds will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. The Staff of the SEC considers over-the-counter options to be illiquid. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Fund's investment adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.


Junk Bonds (Growth and Income, Strategic Income and International
Growth)

         Growth and Income may invest up to 5% of its total assets, International Growth may invest up to 10% of its total assets and Strategic Income may invest without limit in bonds rated below Baa3 by Moody's Investors Service Inc. ("Moody's") or BBB by Standard & Poor's Ratings Service ("Standard & Poor's") (commonly known as "junk bonds"). Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are considered speculative by those rating agencies. It is the policy of each Fund's investment adviser not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the investment adviser's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, many issuers could be affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Fund may find it difficult to value its junk bonds accurately. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, recent federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

Variable and Floating Rate Securities (Foundation, Strategic
Income)

         Foundation may invest no more than 5% of its total assets, at the time of the investment in question, and Strategic Income may invest without limit in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates. Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of the Fund, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Fund is entitled to demand repayment of principal.

Convertible Securities -- (All Funds)

         Each Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants (All Funds Except Strategic Income)

         Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.


Sovereign Debt Obligations (Growth and Income, Strategic Income and International Growth)

         Each Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.


Closed-End Investment Companies (All Funds)

         Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain foreign countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value. Investments in closed-end investment companies involve the payment of management fees to the advisers of such investment companies.

Foreign Currency Transactions; Currency Risks (All Funds)

         The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

         Each Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

         Each Fund may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Funds' investment advisers believe that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever they determine that it is in a Fund's best interest to do so. A Fund will not speculate in foreign currency exchange.

         Except for cross-hedges, a Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the investment adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of such a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

         Each Fund will place cash or high grade debt securities in a separate account of the Fund at its custodian bank in an amount equal to the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into as a hedge against a substantial decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

         A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

         When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

         A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

         Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the investment advisers, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

         By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

         A foreign currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a gain. If the offsetting sale price is less than the purchase price, the Fund realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.


Special Risks Associated with Foreign Currency Futures Contracts and Related Options

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.

         Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the investment advisers, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.


Derivatives (All
Funds)

         To the extent provided for elsewhere in this Statement of Additional Information, each Fund may use derivatives while seeking to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.


         Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and in place of more traditional direct investments to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. The use of derivatives for non-hedging purposes entails greater risks. The Funds use futures contracts and related options as well as forwards for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefit to Fund shareholders. However, the Fund may take positions in those derivatives that are within its investment policies if, in the investment adviser's judgment, this represents an effective response to current or anticipated market conditions. An investment adviser's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objectives and policies.


         Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

         There are four principal types of derivative instruments -options, futures, forwards and swaps - from which virtually any type of derivative transaction can be created. Further information regarding options, futures, forwards and swaps is provided elsewhere in this section.

         Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities". An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations.

         The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. See "Mortgage Backed Securities," below.


         While the judicious use of derivatives by experienced investment managers such as the Funds' investment advisers can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Funds.


         * Market Risk - This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way which is detrimental to a Fund's interest.

         * Management Risk - Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

         * Credit Risk - This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund's investment adviser considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

         * Liquidity Risk - Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

         * Leverage Risk - Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

         * Other Risks - Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering a Fund's investment objective.

Mortgage-Backed Securities (Strategic Income)

         Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term mortgage-backed securities includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations.

     There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, Federal National Mortgage Association ("FNMA"), and FHLMC (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full-faith and credit" of the U.S.); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

         Strategic Income will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by governmental or private lenders. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such mortgage loans, net of any fees paid to the guarantor of such securities and the servicers of the underlying mortgage loans.

         Strategic Income may also invest in fixed rate and adjustable rate collateralized mortgage obligations ("CMOs"), including CMOs with rates that move inversely to market rates that are issued by and guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. The principal governmental issuer of CMOs is FNMA. In addition, FHLMC issues a significant number of CMOs. The Fund will not invest in CMOs that are issued by private issuers. CMOs are debt obligations collateralized by mortgage securities in which the payment of the principal and interest is supported by the credit of, or guaranteed by, the U.S. government or an agency or instrumentality of the U.S. government. The secondary market for CMOs is actively traded.

         CMOs are structured by redirecting the total payment of principal and interest on the underlying mortgage securities used as collateral to create classes with different interest rates, maturities and payment schedules. Instead of interest and principal payments on the underlying mortgage securities being passed through or paid pro rata to each holder (e.g., the Fund), each class of a CMO is paid from and secured by a separate priority payment of the cash flow generated by the pledged mortgage securities.

         Most CMO issues have at least four classes. Classes with an earlier maturity receive priority on payments to assure the early maturity. After the first class is redeemed, excess cash flow not necessary to pay interest on the remaining classes is directed to the repayment of the next maturing classes until that class is fully redeemed. This process continues until all classes of the CMO issue have been paid in full. Among the CMO classes available are floating (adjustable) rate classes, which have characteristics similar to adjustable rate mortgage securities ("ARMS"), and inverse floating rate classes whose coupons vary inversely with the rate of some market index. The Fund may purchase any class of CMO other than the residual (final) class.

Equipment Trust Certificates (Strategic Income)

         Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

         Under an equipment trust certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user, i.e. the railroad, airline, trucking or oil company. At the same time equipment trust certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to their balance of the purchase price to the trustee, which the trustee then pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the certificates. At maturity, the certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

         Generally, these certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet. However, the company does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the certificates from new lease rentals.

Interest-Rate Swap Contracts (Strategic Income)

         Interest rate swaps are over-the-counter ("OTC") agreements between parties and counterparties to make periodic payments to each other for a stated time, generally entered into for the purpose of changing the nature or amount of interest being received on debt securities held by one or both parties. The calculation of these payments is based on an agreed-upon amount called the "notional amount." The notional amount is not typically exchanged in swaps (except in currency swaps). The periodic payments may be fixed or floating. Floating payments change (positively or inversely) with fluctuations in interest or currency rates or equity or commodity prices, depending on the swap contract's terms.

         Swaps may be used to hedge against adverse changes in interest rates, for instance. Thus Strategic Income may have a portfolio of debt instruments (ARMS, for instance) the floating interest rates of which adjust frequently because they are tied positively to changes in market interest rates. The Fund would then be exposed to interest rate risk because a decline in interest rates would reduce the interest receipts on its portfolio. If the investment adviser believed interest rates would decline, the Fund, could enter into an interest rate swap with another financial institution to hedge the interest rate risk. In the swap contract, the Fund would agree to make payments based on a floating interest rate in exchange for receiving payments based on a fixed interest rate. Thereafter, if interest rates declined, the Fund's fixed rate receipts on the swap would offset the reduction in its portfolio receipts. If interest rates rose, the higher rates the Fund could obtain from new portfolio investments (assuming sale of existing investments) would offset the higher rates it paid under the swap agreement.

Equity Swap Contracts (Aggressive)

         The counterparty to an equity swap contract would typically be a bank, investment banking firm or broker/dealer. For example, the counterparty would generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value if such notional amount had been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such index stocks. Therefore, the return to the Fund on any equity swap contract should be the gain comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. The Fund will only enter into equity swap contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under equity swap contracts may be made at the conclusion of the contract or periodically during its term.

         The Fund may also from time to time enter into the opposite side of equity swap contracts (i.e., where the Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract) to reduce the amount of the Fund's equity market exposure consistent with the Fund's investment objective and policies. These positions are sometimes referred to as "reverse equity swap contracts."

         Equity swap contracts will not be used to leverage the Fund. Since the SEC considers equity swap contracts and reverse equity swap contracts to be illiquid securities, the Fund will not invest in equity swap contracts or reverse equity swap contracts if the total value of such investments together with that of all other illiquid securities that the Fund owns would exceed the Fund's limitations on investment in illiquid securities.

         The Fund  does not  believe  that its  obligations  under  equity  swap
contracts  or  reverse  equity  swap  contracts  are  senior   securities   and,
accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of the Fund's obligations over its respective entitlement with respect to each equity swap contract and each reverse equity swap contract will be accrued on a daily basis and an amount of cash , U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.


Currency Swaps, Index Swaps and Caps And Floors
(Strategic Income and Aggressive)


         A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of reference indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds an agreed-upon interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. A Fund's investment adviser expects to enter into these types of transactions on behalf of the Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at later date rather than for speculative purposes. Accordingly, Strategic Income and Aggressive intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors unless the Fund owns securities or other instruments providing the income stream the Fund may be obligated to pay. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

Special Risks of Swaps, Caps and Floors

         As with futures, options, forward contracts, and mortgage backed and other asset-backed securities, the use of swap, cap and floor contracts exposes the Funds to additional investment risk and transaction costs. These risks include operational risk, market risk and credit risk.

         Operational risk includes, among others, the risks that a Fund's investment adviser will incorrectly analyze market conditions or will not employ appropriate strategies and monitoring with respect to these instruments or will be forced to defer closing out certain hedged positions to avoid adverse tax consequences.

         Market risk includes, among others, the risks of imperfect correlations between the expected values of the contracts, or their underlying bases, and movements in the prices of the securities or currencies being hedged, and the possible absence of a liquid secondary market for any particular instrument at any time. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively more liquid. Nevertheless, a secondary market for swaps is never assured, and caps and floors, which are more recent innovations for which standardized documentation has not been fully developed, are much less liquid than swaps.

         Credit risk is primarily the risk that counterparties may be financially unable to fulfill their contracts on a timely basis, if at all. If there is a default by the counterparty to any such contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that contract counterparties will be able to meet contract obligations or that, in the event of default, a Fund will succeed in pursuing contractual remedies. Each Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to such contracts. Each Fund will closely monitor the credit of swap counterparties in order to minimize this risk. The Fund will not enter into any equity swap contract or reverse equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or Standard & Poor's.

FUNDAMENTAL POLICIES

         The Funds have adopted the fundamental restrictions set forth below which, as to a Fund, may not be changed without the vote of a majority of a Fund's outstanding voting securities. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of a Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

Diversification


         A Fund may not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940 (the "1940 Act").


Concentration

         A Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Issuance of Senior Securities

         Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities.

Borrowing

         A Fund may not borrow money, except to the extent permitted by applicable law.

Underwriting

         A Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by companies that invest in real estate.

Commodities

         A Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

Loans to Other Persons

         A Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment instruments shall not be deemed to be the making of a loan.

INVESTMENT GUIDELINES


         Unlike the Fundamental Policies above, the following guidelines may be changed by the Trust's Board of Trustees without shareholder approval. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.


Diversification

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Borrowings


         Each Fund may borrow money from banks or enter into reverse repurchase agreements in an amount up to one third of its total assets. Each Fund may also borrow an additional 5% of its total assets from banks or others. Each Fund may borrow only as a temporary measure for extraordinary or emergency purposes. Each Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin to the extent permitted by applicable law.




Investment in Other Investment Companies


         Each Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, each Fund may not (1) own more than 3% of the outstanding voting stock of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, each Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as each Fund.

Short Sales

         Each Fund may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. Each Fund may effect a short sale in connection with an underwriting in which a Fund is a participant.

                                              MANAGEMENT OF THE TRUST

         Set forth below are the Trustees and officers of the Trust and the principal occupations and some of their affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of other Trusts in the Evergreen Fund complex.


                                                 POSITION WITH                      PRINCIPAL OCCUPATIONS FOR
NAME                                             TRUST                              LAST FIVE YEARS
----                                             -------------                      -------------------------

Laurence B. Ashkin                               Trustee                            Real estate developer and
(DOB: 2/2/28)                                                                       construction consultant;
                                                                                    and President of Centrum
                                                                                    Equities and Centrum
                                                                                    Properties, Inc.
Charles A. Austin III                            Trustee                            Investment Counselor to
(DOB: 10/23/34)                                                                     Appleton Partners, Inc.;
                                                                                    and former Managing
                                                                                    Director, Seaward
                                                                                    Management Corporation
                                                                                    (investment advice).


                                                       -33-





K. Dun Gifford                                   Trustee                            Trustee, Treasurer and
(DOB: 10/12/38)                                                                     Chairman of the Finance


                                                                                    Committee,
                                                                                    Cambridge
                                                                                    College;
                                                                                    Chairman
                                                                                    Emeritus
                                                                                    and
                                                                                    Director,
                                                                                    American
                                                                                    Institute
                                                                                    of
                                                                                    Food
                                                                                    and
                                                                                    Wine;
                                                                                    Chairman
                                                                                    and
                                                                                    President,
                                                                                    Oldways
                                                                                    Preservation
                                                                                    and
                                                                                    Exchange
                                                                                    Trust
                                                                                    (education);
                                                                                    former
                                                                                    Chairman
                                                                                    of
                                                                                    the
                                                                                    Board,
                                                                                    Director,
                                                                                    and
                                                                                    Executive
                                                                                    Vice
                                                                                    President,
                                                                                    The
                                                                                    London
                                                                                    Harness
                                                                                    Company;
                                                                                    former
                                                                                    Managing
                                                                                    Partner,
                                                                                    Roscommon
                                                                                    Capital
                                                                                    Corp.;
                                                                                    former
                                                                                    Chief
                                                                                    Executive
                                                                                    Officer,
                                                                                    Gifford
                                                                                    Gifts
                                                                                    of
                                                                                    Fine
                                                                                    Foods;
                                                                                    and
                                                                                    former
                                                                                    Chairman,
                                                                                    Gifford,
                                                                                    Drescher
                                                                                    &
                                                                                    Associates
                                                                                    (environmental
                                                                                    consult
                                                                                    ing);
                             Chairman of the                                        Former Chairman of the
                            Board of Trustees                                       Distribution Foundation
 James S. Howell                                                                    for the Carolinas; and
(DOB: 8/13/24)                                                                      former Vice President of

                                                                                    Lance Inc. (food
                                                                                    manufacturing).
Leroy Keith, Jr.                  Trustee                                           Chairman of the Board and
(DOB: 2/14/39)                                                                      Chief Executive Officer,

                                                                                    Carson
                                                                                    Products
                                                                                    Company;
                                                                                    Director
                                                                                    of
                                                                                    Phoenix
                                                                                    Total
                                                                                    Return
                                                                                    Fund
                                                                                    and
                                                                                    Equifax,
                                                                                    Inc.;
                                                                                    Trustee
                                                                                    of
                                                                                    Phoenix
                                                                                    Series
                                                                                    Fund,
                                                                                    Phoenix
                                                                                    Multi-Portfolio
                                                                                    Fund,
                                                                                    and
                                                                                    The
                                                                                    Phoenix
                                                                                    Big
                                                                                    Edge
                                                                                    Series
                                                                                    Fund;
                                                                                    and
                                                                                    former
                                                                                    President,
                                                                                    Morehouse
                                                                                    College.
Gerald M. McDonnell                              Trustee                            Sales Representative with
(DOB: 7/14/39)                                                                      Nucor-Yamoto, Inc. (steel
                                                                                    producer).


                                                       -34-





Thomas L. McVerry                                Trustee                            Former Vice President and
(DOB: 8/2/39)                                                                       Director of Rexham
                                                                                    Corporation; and former
                                                                                    Director of Carolina
                                                                                    Cooperative Federal
                                                                                    Credit Union.
William Walt Pettit                              Trustee                            Partner in the law firm
(DOB: 8/26/55)                                                                      of William Walt Pettit,
                                                                                    P.A.
David M. Richardson                              Trustee                            Vice Chair and former
(DOB: 9/14/41)                                                                      Executive Vice President,
                                                                                    DHR International, Inc.
                                                                                    (executive recruitment);
                                                                                    former Senior Vice
                                                                                    President, Boyden
                                                                                    International Inc.
                                                                                    (executive recruitment);
                                                                                    and Director, Commerce
                                                                                    and Industry Association
                                                                                    of New Jersey, 411
                                                                                    International, Inc., and
                                                                                    J&M Cumming Paper Co.
Russell A. Salton, III MD                        Trustee                            Medical Director, U.S.
(DOB: 6/2/47)                                                                       Health Care/Aetna Health
                                                                                    Services; former Managed
                                                                                    Health Care Consultant;
                                                                                    and former President,
                                                                                    Primary Physician Care.
Michael S. Scofield                              Trustee                            Attorney, Law Offices of
(DOB: 2/20/43)                                                                      Michael S. Scofield.


                                                       -35-





Richard J. Shima                                 Trustee                            Former Chairman,
(DOB: 8/11/39)                                                                      Environmental Warranty,

                                                                                    Inc.
                                                                                    (insurance
                                                                                    agency);
                                                                                    Executive
                                                                                    Consultant,
                                                                                    Drake
                                                                                    Beam
                                                                                    Morin,
                                                                                    Inc.
                                                                                    (executive
                                                                                    outplacement);
                                                                                    Director
                                                                                    of
                                                                                    Connecticut
                                                                                    Natural
                                                                                    Gas
                                                                                    Corporation,
                                                                                    Hartford
                                                                                    Hospital,
                                                                                    Old
                                                                                    State
                                                                                    House
                                                                                    Association,
                                                                                    Middlesex
                                                                                    Mutual
                                                                                    Assurance
                                                                                    Company,
                                                                                    and
                                                                                    Enhance
                                                                                    Financial
                                                                                    Services,
                                                                                    Inc.;
                                                                                    Chairman,
                                                                                    Board
                                                                                    of
                                                                                    Trustees,
                                                                                    Hartford
                                                                                    Graduate
                                                                                    Center;
                                                                                    Trustee,
                                                                                    Greater
                                                                                    Hartford
                                                                                    YMCA;
                                                                                    former
                                                                                    Director,
                                                                                    Vice
                                                                                    Chairman
                                                                                    and
                                                                                    Chief
                                                                                    Investment
                                                                                    Officer,
                                                                                    The
                                                                                    Travelers
                                                                                    Corporation;
                                                                                    former
                                                                                    Trustee,
                                                                                    Kingswood-Oxford
                                                                                    School;
                                                                                    and
                                                                                    former
                                                                                    Managing
                                                                                    Director
                                                                                    and
                                                                                    Consultant,
                                                                                    Russell
                                                                                    Miller,
                                                                                    Inc.

William J. Tomko*                               President and                      Senior Vice President and
                                                 Treasurer                          Operations Executive,
(DOB: 8/30/58)                                                                      BISYS Fund Services.
Nimish S. Bhatt*                                Vice President                     Vice President, Tax,

                                                 and Assistant                      BISYS Fund Services;

(DOB: 6/6/63)                                    Treasurer                          former Assistant Vice
                                                                                    President, Evergreen
                                                                                    Asset Management
                                                                                    Corp./First Union
                                                                                    National Bank; former
                                                                                    Senior Tax
                                                                                    Consulting/Acting
                                                                                    Manager, Investment
                                                                                    Companies Group, Price
                                                                                    Waterhouse, LLP, New
                                                                                    York.
Bryan Haft*                                     Vice President                     Team Leader, Fund
(DOB: 1/23/65)                                                                      Administration, BISYS

                                                                                    Fund Services.


                                                       -36-






D'Ray Moore*                                    Secretary                          Vice President, Client
(DOB: 3/30/59)                                                                      Services, BISYS Fund

                                                                                    Services.




*Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001


         The officers of the Trust are all officers and/or employees of BISYS Fund Services.

Trustee Compensation

         Listed below is the estimated trustee compensation for the twelve-month period ended December 31, 1997.


TRUSTEE                                 COMPENSATION FROM TRUST                 COMPENSATION FROM TRUST
                                                                                AND FUND COMPLEX


LAURENCE B. ASHKIN                      $0                                      $68,673
CHARLES A. AUSTIN III                   $0                                      $43,312
K. DUN GIFFORD                          $0                                      $38,818
JAMES S. HOWELL                         $4,000                                  $107,167
LEROY KEITH JR.                         $0                                      $39,218
GERALD M. MCDONNELL                     $0                                      $94,014
THOMAS L. MCVERRY                       $0                                      $96,065
WILLIAM WALT PETTIT                     $0                                      $91,709
DAVID M. RICHARDSON                     $0                                      $43,312
RUSSELL A. SALTON, III                  $4,000                                  $93,651
MICHAEL S. SCOFIELD                     $4,000                                  $90,815
RICHARD J. SHIMA                        $0                                      $63,333


                                         PRINCIPAL HOLDERS OF FUND SHARES


         As of the date of this Statement of Additional Information, the officers and trustees of the Trust owned as a group less than 1% of the outstanding shares of any Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of a Fund's outstanding shares as of May 31, 1998.


EVERGREEN VA GROWTH & INCOME FUND

Nationwide Life Insurance Co.                                      87.2%
Variable Account #6
C/O IPO Portfolio Accounting

P.O. Box 182029
Columbus, OH 43218-2029


Security Equity Life Insurance Co.                                 9.3%
Registered Share Account
Attn. Richard Leifels

84 Business Park DR STE 303
Armock, NY 10504-1738


EVERGREEN VA AGGRESSIVE GROWTH FUND


Nationwide Life Insurance Co.                                      56.7%

NWVA6
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029


Nationwide Life Insurance Co.                                      43.3%
NWVA6 Seed Account
C/O IPO Portfolio Accounting

P.O. Box 182029
Columbus, OH 43218-2029

EVERGREEN VA FOUNDATION FUND


Nationwide Life Insurance Co.                                      83.1%
Variable Account #6
C/O IPO Portfolio Accounting

P.O. Box 182029
Columbus, OH 43218-2029


Security Equity Life Insurance Co.                             8.0%
Unregistered Share Account
Attn. Richard Leifels
84 Business Park DR. STE 303
Armock, NY 10504-1738

Security Equity Life Insurance Co.                                 6.2%

Registered Share Account
Attn. Richard Leifels
84 Business Park DR STE 303
Armock, NY 10504-1738

EVERGREEN VA GLOBAL LEADERS FUND


Nationwide Life Insurance Co.                                      78.9%

NWVA6
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029


Nationwide Life Insurance Co.                                      21.1%
NWVA6 Seed Account
C/O IPO Portfolio Accounting

P.O. Box 182029
Columbus, OH 43218-2029

EVERGREEN VA STRATEGIC INCOME FUND


Nationwide Life Insurance Co.                                      81.8%

NWVA6
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029


Nationwide Life Insurance Co.                                      18.2%
NWVA6 Seed Account
C/O IPO Portfolio Accounting

P.O. Box 182029
Columbus, OH 43218-2029

EVERGREEN VA FUND


Nationwide Life Insurance Co.                                      75.0%
Variable Account #6
C/O IPO Portfolio Accounting

P.O. Box 182029
Columbus, OH 43218-2029


Security Equity Life Insurance Co.                                 13.5%
Registered Share Account
Attn. Richard Leifels

84 Business Park DR STE 303
Armock, NY 10504-1738

Security Equity Life Insurance Co.                                     6.8%
Unregistered Share Account
Attn. Richard Leifels
84 Business Park DR. STE 303
Armock, NY 10504-1738





                                           INVESTMENT ADVISORY SERVICES


         The investment adviser to Evergreen, Growth and Income, Foundation, Global Leaders and Small Cap is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser."). Evergreen Asset is owned by First Union National Bank ("FUNB") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The investment adviser to Strategic Income and International Growth is Keystone Investment Management Company with offices at 200 Berkeley Street, Boston, Massachusetts ("Keystone" or the "Adviser"). Keystone is owned by FUNB. The investment adviser to Aggressive is the Capital Management Group of FUNB ("CMG" or the "Adviser").

         On behalf of each of its Funds, the Trust has entered into an investment advisory agreement with the Adviser (the "Advisory Agreements"). Under the Advisory Agreements, and subject to the supervision of the Trust's Board of Trustees, the Advisers furnish to the appropriate Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Adviser pays for all of the expenses incurred in connection with the provision of its services. Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by the Adviser, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes;
(7) taxes and trust fees payable to governmental agencies; (8) the cost of share certificates; (9) fees and expenses of the registrations and qualification of such Fund and its shares with the

SEC or  under  state or other  securities  laws;  (10)  expenses  of  preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of each Fund; (11) expenses of shareholders' and Trustees' meetings; (12) charges and expenses of legal counsel for each Fund and for the Independent Trustees of the Trust on matters relating to such Fund; (13) charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of such Fund. (See also the section entitled "Financial Information.")

         Each Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of each Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees (Trustees who are not interested persons of a Fund, as defined in the 1940 Act) cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees , by a vote of a majority of outstanding shares or by the respective Adviser. Each Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         Each Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Sub-Advisory Agreements continue in effect from year to year provided that their continuance is approved annually by a vote of a majority of the Trustees of the Trust including a majority of the "disinterested Trustees" cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund.

         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the Sub-Adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

     Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.


         The method of computing the investment advisory fee for each Fund is set forth in the Funds' prospectus. The advisory fees paid by each Fund (other than Small Cap and International Growth) are set forth below:




                                                                                 ADVISORY FEES                OTHER EXPENSE
                                              ADVISORY FEES                      WAIVED                       REIMBURSEMENTS


FUND                                          1997             1996              1997          1996           1997           1996
----                                          ----             ----              ----          ----           ----           ----

EVERGREEN                                        0.95%         0.95%             0.30%         0.94%          --             0.44%
---------                                     --------         -----             -----         -----                         -----
   FOUNDATION                                 0.825%           0.825%            0.09%         0.61%          --             0.11%
-------------                                 ------           ------            -----         -----                         -----
   GROWTH AND INCOME                          0.95%            0.95%             0.22%         0.84%          --             0.21%
--------------------                          -----            -----             -----         -----                         -----
   GLOBAL LEADERS                             0.95%            --                0.95%         --             0.89%          --
-----------------                             -----                              -----                        -----
   AGGRESSIVE                                        0.60%     --                0.59%         --             1.37%          --
-------------                                 ------------                       -----                        -----
   STRATEGIC INCOME                           0.58%            --                0.58%         --             1.06%          --
-------------------                           -----                              -----                        -----




Transactions Among Advisory Affiliates


         Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset, Keystone or FUNB act as investment adviser or between the Fund and any advisory clients of Evergreen Asset, Keystone, FUNB or Lieber & Company ("Lieber"). Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.


                                         ADMINISTRATIVE SERVICE PROVIDERS

         Evergreen Investment Services ("EIS") provides administrative services to each of the Funds for a fee based on the average daily net assets of each fund administered by EIS for which Evergreen Asset, Keystone or FUNB also serve as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. BISYS Fund Services serves as sub-administrator to the Funds and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by EIS for which FUNB, Keystone or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion;
 .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of mutual funds administered by EIS for which Evergreen Asset.

     For the fiscal period ended December 31, 1997, the Funds, other than Small Cap and International Growth which had not yet commenced operations, incurred, and paid to EIS the following administrative service costs: Evergreen: $4,994; Growth and Income: $6,751; Foundation: $7,044; Global Leaders: $385; Strategic
Income: $323; Aggressive Growth: $301. As part of its regular banking operations, FUNB and its affiliates may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of FUNB and its affiliates. The lending relationship will not be a factor in the selection of securities.


                                                     BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.
         A substantial portion of the transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Adviser shall be prompt execution at the most favorable price. An Adviser will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Adviser will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Adviser. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce its expenses.

         Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the SEC, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to the Fund with respect to substantially all securities transactions effected on the New York and American Stock
Exchanges. In such transactions, the Adviser will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer are fair and reasonable.


         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for the Fund will accrue to FUNB and to its ultimate parent, First Union. The Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.


         The following chart shows: (1) the brokerage commissions paid by each Fund other than Small Cap for the periods shown; (2) the amount and percentage thereof paid to Lieber; and (3) the percentage of the total dollar amount of all portfolio transactions with respect to which commission have been paid which were effected by Lieber:



                                    BROKERAGE                          AMOUNT TO LIEBER                  PERCENT BY LIEBER
                                    COMMISSIONS

FUND                                1997              1996             1997              1996            1997            1996
----                                ----              ----             ----              ----            ----            ----

   EVERGREEN                        $19,154           $17,474          $16,810           $16,882         25.7%           52.5%
------------                        -------           -------          -------           -------         -----           -----
   FOUNDATION                       $16,976           $16,849          $16,976           $17,682         56.1%           48.8%
-------------                       -------           -------          -------           -------         -----           -----
   GROWTH AND INCOME                $20,369           $20,587          $17,413           $17,389         21.0%           38.1%
--------------------                -------           -------          -------           -------         -----           -----
   GLOBAL LEADERS                   $6,526            --               $1,965            --              43.8%           0.0%
-----------------                   ------            --               ------            --              -----           ----



                                            ADDITIONAL TAX INFORMATION

(See also "Sale and Redemption of Shares - Tax Status" in the
Funds' Prospectus)


         Each Fund other than Small Cap and International Growth has qualified and intends to continue to qualify, and each of Small Cap and International Growth intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.


         In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year
(i)at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.


         These requirements may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) 90% of the excess of (i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Fund intends to make sufficient distributions to shareholders to meet this requirement. For a discussion of the tax consequences of variable annuity or variable life insurance contracts ("variable insurance contracts"), refer to the prospectus of the variable insurance contracts offered by the Participating Insurance Company. Variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity contract, distributions from the contract may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59-1/2. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisers for a more complete discussion of possible tax consequences in a particular situation.

         The Funds will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are segregated asset accounts of Participating Insurance Companies held in connection with variable insurance contracts.

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable insurance contracts held in the Funds. The Code provides that a variable insurance contract shall not be treated as an annuity contract or life insurance contract for the current or any prior period for which the investments are not, in accordance with regulations prescribed by the U.S. Treasury Department, adequately diversified. Disqualification of the variable insurance contract as an annuity contract or life insurance contract would result in immediate imposition of federal income tax on variable insurance contract owners with respect to earnings allocable to the contract (including, upon disqualification, accumulated earnings), while the liability would generally arise prior to the receipt of payments under the contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that variable insurance contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consists of cash, cash items, U.S. government securities and securities of other regulated investment companies. The U.S. Treasury Department has issued Regulations (Treas. Reg. 1.817-5) that establish diversification requirements for the investment portfolios underlying variable insurance contracts. The Regulations amplify the diversification requirements for variable annuity contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;
(2) no more than 70% of such value is represented by any two investments; (3) no more than 80% of such value is represented by any three investments; and (4) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment. The Regulations provide that, in the case of a regulated investment company whose shares are available to the public only through variable insurance contracts which meet certain other requirements, the diversification tests are applied by reference to the underlying assets owned by the regulated investment company rather than by reference to the shares of the regulated investment company owned under the annuity contract. Each Fund intends to meet the requirements for application of the diversification tests on this look-through basis. The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable insurance contracts by Section 817(h) of the Code have been met, each United States government agency or instrumentality shall be treated as a separate issuer.

         Each Fund will be managed in such a manner as to comply with the diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of such Fund.

                                                  NET ASSET VALUE

         The following information supplements that set forth in the Funds Prospectus under the Section entitled "Sale and Redemption of Shares".

         On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Trust's Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.

                                          ADDITIONAL SALE AND REDEMPTION

INFORMATION

         Shares of the Trust are sold continuously to variable annuity and variable life insurance accounts of Participating Insurance Companies and to qualified pension and retirement plans. The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (1) trading on the Exchange is restricted by applicable rules and regulations of the SEC, (2) the Exchange is closed for other than customary weekend and holiday closings, (3) the SEC has by order permitted such suspension, or (4) an emergency exists as determined by the SEC.

         The Trust may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.

                                                GLASS STEAGALL ACT

         The Glass-Steagall Act and other banking laws and regulations presently prohibit banks or non-bank affiliates of member banks of the Federal Reserve System from sponsoring, organizing or controlling or acting as the principal underwriter of the shares of a registered, open-end investment company continuously engaged in the issuance of its shares. Further, they prohibit banks from issuing, underwriting, or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. Each Adviser is subject to and in compliance with such banking laws and regulations. Changes in federal statutes and regulations relating to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations of such statutes and regulations, could prevent the Advisers from continuing to perform such services for the Trust. If the Advisers were prohibited from acting as investment advisers to the Funds, it is expected that the Trustees would recommend to the shareholders that they approve new investment advisers elected by the Trustees. It is not expected that the shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities to the Advisers is found) as a result of any of these occurrences.

                                        GENERAL INFORMATION ABOUT THE FUNDS

CUSTODIAN

         Cash and securities owned by the Funds of the Trust are held by State Street Bank and Trust Company, Box 9021, Boston, Massachusetts 02205-9827 ("State Street" or the "Custodian") pursuant to a Custodian Agreement with the Trust (the "Custodian Agreement"), Under the Custodian Agreement, State Street
(1) maintains a separate account or accounts in the name of each Fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of the Funds' portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Trust's operations. State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreement. Rules adopted under the 1940 Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories.

TRANSFER AGENT

         Evergreen Service Company ("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116, a subsidiary of FUNB, serves as transfer agent and dividend disbursing agent for each Fund pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, ESC has agreed (1) to issue and redeem shares of the Trust; (2) to address and mail all communications by the Trust to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Trust's operations.

                                          CAPITALIZATION AND ORGANIZATION

         The Trust is a Delaware business trust organized on December 23, 1997. It is the successor to a Massachusetts business trust organized in 1994. The Trust is governed by a board of trustees. References to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of the Trust. Each Fund may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under the Trust's Declaration of Trust, each Trustee continues in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Trust with different investment objectives, policies or restrictions, additional series of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the State of Delaware. If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.


         In addition any Fund may, in the future, divide its shares into or create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of the Trust may not be modified except by the vote of a majority of the outstanding shares of such series.

                                              PERFORMANCE INFORMATION

         From time to time a Fund may advertise its "total return". The Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid. The information below does not reflect charges and deductions which are or may be imposed under the variable insurance contracts issued by Participating Insurance Companies. The average annual compounded total return for the shares offered by the Funds for, as applicable , the period from inception (March 1, 1996 for Evergreen, Growth and Income and Foundation) through December 31, 1996 and for the year ended December 31, 1997 were, respectively: Evergreen - 1 YR:37.16%; SINCE INCEPTION:28.05%; Growth and Income - 1 YR:34.66%; SINCE INCEPTION:29.23%; Foundation - 1 YR:27.80%; SINCE INCEPTION:23.47%. The average annual compounded total return for the period from inception (March 6, 1997) for Global Leaders, Aggressive and Strategic Income through December 31, 1997 was: Global Leaders - 8.80%; Aggressive - 11.00%; Strategic Income - 5.28%.


YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result
(assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:


                                    YIELD = 2[(A- B)+1)B-1]
                                               ---------------
                                                      cd

Where      a =      Interest earned during the period
           b =      Expenses accrued for the period (net of reimbursements)
           c        = The  average  daily  number of  shares  outstanding
                    during the period that were entitled to receive dividends
           d =      The maximum offering price per share on the last day of the period

         Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds.

         Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

NON-STANDARDIZED PERFORMANCE

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index,
[benchmark for Strategic Income] or any other commonly quoted index of common stock or fixed income prices, which are unmanaged indices of selected common stock or fixed income prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

                                              ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                                              INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts, 02110 serve as independent public accountants to the Trust.

                                                   LEGAL COUNSEL

         Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W.,
Washington, D.C. 20036, is counsel to the Trust.

                                               FINANCIAL STATEMENTS

         The financial statements of Evergreen, Growth and Income, Foundation, Global Leaders, Strategic Income and Aggressive Growth appearing in their most current fiscal year Annual Report to shareholders and the report thereon of KPMG Peat Marwick LLP are incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders, which contains the referenced statements, is available upon request and without charge.

              APPENDIX A - BOND, NOTE AND COMMERCIAL PAPER RATINGS

                                  APPENDIX "A"


                           DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.
         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than is higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
         Ca - bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

         Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A --high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

         o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         o SP-2 Satisfactory capacity to pay principal and interest.

         o SP-3 Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

         o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

         Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service LLP: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                        EVERGREEN VARIABLE ANNUITY TRUST

                                     PART C

                                OTHER INFORMATION


Item 24               Financial Statements and Exhibits

Item 24(a).           Financial Statements

         The financial statements listed below are included in Part A of this Amendment to the Registration Statement:


EVERGREEN VA FUND


  Financial
                                                  Highlights
                                                  For
                                                  the
                                                  year
                                                  ended
                                                  December
                                                  31,
                                                  1997;
                                                  and
                                                  for
                                                  the
                                                  period
                                                  from
                                                  March
                                                  1,
                                                  1996
                                                  (Commencement
                                                  of
                                                  Operations)
                                                  to
                                                  December
                                                  31,
                                                  1996

EVERGREEN VA GROWTH AND INCOME FUND


  Financial
                                                  Highlights
                                                  For
                                                  the
                                                  year
                                                  ended
                                                  December
                                                  31,
                                                  1997;
                                                  and
                                                  for
                                                  the
                                                  period
                                                  from
                                                  March
                                                  1,
                                                  1996
                                                  (Commencement
                                                  of
                                                  Operations)
                                                  to
                                                  December
                                                  31,
                                                  1996

EVERGREEN VA FOUNDATION FUND


  Financial
                                                  Highlights
                                                  For
                                                  the
                                                  year
                                                  ended
                                                  December
                                                  31,
                                                  1997;
                                                  and
                                                  for
                                                  the
                                                  period
                                                  from
                                                  March
                                                  1,
                                                  1996
                                                  (Commencement
                                                  of
                                                  Operations)
                                                  to
                                                  December
                                                  31,
                                                  1996

EVERGREEN VA GLOBAL LEADERS FUND


  Financial Highlights                            For the period from March 6,
                                                  1997 (Commencement  of
                                                  Operations) to December 31,
                                                  1997

EVERGREEN VA STRATEGIC INCOME FUND


  Financial Highlights                            For the period from March 6,
                                                  1997(Commencement  of
                                                  Operations) to December 31,
                                                  1997

EVERGREEN VA AGGRESSIVE GROWTH FUND


  Financial Highlights                            For the period from March 6,
                                                  1997 (Commencement  of
                                                  Operations) to December 31,
                                                  1997

         The financial statements listed below are incorporated in reference in Part B of this Amendment to the Registration Statement:



Schedule of Investments                                     December 31, 1997
Statement of Assets and Liabilities                         December 31, 1997
Statement of Operations                                     Year or period
                                                            ended December
                                                            31, 1997
Statement of Changes in Net Assets

  Evergreen VA Fund                                         For the year
  Evergreen VA Foundation Fund                              ended December
  Evergreen VA Growth and Income Fund                       31, 1997

  Evergreen VA Global Leaders Fund                          For the period
  Evergreen VA Aggressive Growth Fund                       from March 6,
  Evergreen VA Strategic Income Fund                        1997 to December
                                                            31, 1997

Notes to Financial Statements                               December 31, 1997
Independent Auditors' Report                                January 30, 1998
Statement of Assets and Liabilities of                      As of March 20,
Evergreen VA Small Cap Equity Income                        1998
Fund
Independent Auditors' Report                                March 20, 1998
(Evergreen VA Small Cap Equity Income
Fund)

Item 24(b).                Exhibits


Exhibit
Number           Description                                    Location
-------          -----------                                    --------

1                Declaration of Trust                           Incorporated by reference to
                                                                Registrant's Post-Effective
                                                                Amendment No. 5 filed on March
                                                                20, 1998
2                By-Laws                                        Incorporated by reference to
                                                                Registrant's Post-Effective
                                                                Amendment No. 5 filed on March
                                                                20, 1998
3                Not applicable
4              Provisions of  instruments
               defining the rights of holders of the
               securities  being  registered are
               contained in the Declaration of
               Trust Articles II, III.(6)(c),
               VI.(3),  IV.(8), V, VI, VII, VIII
               and  By-laws  Articles  II,  III
               and  VIII  included  as part of
               Exhibits 1 and 2 of this Registration
               Statement
5(a)             Investment Advisory and                        Incorporated by reference to
                 Management Agreement                           Registrant's Post-Effective
                 between the Registrant                         Amendment No. 5 filed on March
                 and First Union                                20, 1998
                 National Bank
5(b)             Investment Advisory and                        Incorporated by reference to
                 Management Agreement                           Registrant's Post-Effective
                 between the Registrant                         Amendment No. 5 filed on March
                 and Evergreen Asset                            20, 1998
                 Management Corp.


                                                        -7-




Exhibit
Number           Description                                    Location
-------          -----------                                    --------

5(c)             Investment Advisory and
                 Management Agreement
                 between the Registrant
                 and Keystone Investment
                 Management Company , as
                 supplemented
6                Form of Participation                          Incorporated by reference to
                 Agreement                                      Registrant's Post-Effective
                                                                Amendment No. 6 filed on April
                                                                28, 1998

7                Not applicable

8                Custodian Agreement                            Incorporated by reference to
                 between the Registrant                         Registrant's Post-Effective
                 and State Street Bank                          Amendment No. 6 filed on April
                 and Trust Company                              28, 1998

9(a)             Administration                                 Incorporated by reference to
                 Agreement between                              Registrant's Post-Effective
                 Evergreen Investment                           Amendment No. 5 filed on March
                 Services, Inc. and the                         20, 1998
                 Registrant

9(b)             Transfer Agent                                 Incorporated by reference to
                 Agreement between the                          Registrant's Post-Effective
                 Registrant and                                 Amendment No. 6 filed on April
                 Evergreen Service                              28, 1998
                 Company

10               Opinion and Consent of                         Incorporated by reference to
                 Sullivan & Worcester                           Registrant's Post-Effective
                 LLP                                            Amendment No. 5 filed on March
                                                                20, 1998

11               Consent of KPMG Peat                           Incorporated by reference to
                 Marwick LLP                                    Registrant's Post-Effective
                                                                Amendment No. 6 filed on April
                                                                28, 1998

12               Not applicable
13               Not applicable
15               Not applicable


                                                        -8-




Exhibit
Number           Description                                    Location
-------          -----------                                    --------

16               Fund Performance                               Incorporated by reference to
                                                                Registrant's Post-Effective
                                                                Amendment No. 6 filed on April
                                                                28, 1998
17               Financial Data                                 Incorporated by reference to
                 Schedules                                      Registrant's Post-Effective
                                                                Amendment No. 6 filed on April
                                                                28, 1998

18               Not Applicable

19               Powers of Attorney                             Incorporated by reference to
                                                                Registrant's Post-Effective
                                                                Amendment No. 6 filed on April
                                                                28, 1998



Item 25.          Persons Controlled by or Under Common Control with
                  Registrant.

         None


Item 26.          Number of Holders of Securities (as of
                   May 31, 1998)

         Evergreen VA Fund                                               5

         Evergreen VA Growth and Income Fund                             4

         Evergreen VA Foundation Fund                                    5

         Evergreen VA Global Leaders Fund                                3

         Evergreen VA Strategic Income Fund                              3

         Evergreen VA Aggressive Growth Fund                             3

         Evergreen VA Small Cap Equity Income Fund                       0

         Evergreen VA International Growth Fund                          0


Item 27.          Indemnification

         Provisions for the indemnification of the Registrant's Trustee and officers are contained in the Registrant's Declaration of Trust.


         Provisions for the indemnification of Registrant's Investment Advisors are contained in their Investment Advisory and Management Agreements.

         Provisions for the indemnification of Evergreen Distributor, Inc., the Registrant's principal underwriter, are contained in each Principal Underwriting Agreement between Evergreen
Distributor, Inc. and the Registrant.

Item 28.          Business or Other Connections of Investment Adviser.

         The Directors and principal executive officers of First Union National Bank are:


Edward E. Crutchfield, Jr.                Chairman and Chief Executive
                                          Officer, First Union
                                          Corporation; Chief Executive
                                          Officer and Chairman, First
                                          Union National Bank
John R. Georgius                          President, First Union
                                          Corporation; Vice Chairman and
                                          President, First Union
                                          National Bank
Marion A. Cowell, Jr.                     Executive Vice President,
                                          Secretary & General Counsel,
                                          First Union Corporation;
                                          Secretary and Executive Vice
                                          President, First Union
                                          National Bank
Robert T. Atwood                          Executive Vice President and
                                          Chief Financial Officer, First
                                          Union Corporation; Chief
                                          Financial Officer and
                                          Executive Vice President

     All of the above persons are located at the following address: First Union National Bank, One First Union Center, Charlotte, NC 28288.

     The information required by this item with respect to Evergreen Asset Management Corp. is incorporated by reference to the Form ADV (File No. 801-46522) of Evergreen Asset Management
Corp.

         The information required by this item with respect to Keystone Investment Management Company is incorporated by reference to the Form ADV (File No. 801-8327) of Keystone
Investment Management Company.

Item 29.          Principal Underwriters.

         The Directors and principal executive officers of Evergreen Distributor, Inc. are:


Lynn C. Mangum                                Director, Chairman and
                                              Chief Executive Officer
J. David Huber                                President
Kevin J. Dell                                 Vice President, General
                                              Counsel and Secretary

     All of the above persons are located at the following address: Evergreen Distributor, Inc., 125 West 55th Street, New York, New York 10019.


         Evergreen Distributor, Inc. acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.


Item 30.          Location of Accounts and Records.

         All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

         Evergreen Investment Services, Inc., Evergreen Service
         Company and Keystone Investment Management Company, all located at 200 Berkeley Street, Boston, Massachusetts 02110

         First Union National Bank, One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288

         Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577

         Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts
         02777

         State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171

Item 31.          Management Services.

         Not Applicable

Item 32.          Undertakings.

         The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES



         Pursuant to the requirements of the Securities act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus, and State of Ohio, on the 5th day of June, 1998.


                            EVERGREEN VARIABLE ANNUITY TRUST


                            By:      /s/William J. Tomko
                                     ---------------------------
                                     Name:  William J. Tomko
                                     Title:  President



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 5th day of June, 1998.





/s/William J. Tomko                     /s/Laurence B. Ashkin                            /s/Charles A. Austin, III
-------------------                     ---------------------                            -------------------------
William J. Tomko                        Laurence B. Ashkin*                              Charles A. Austin III *
President and Treasurer                 Trustee                                          Trustee
(Principal Financial and
Accounting Officer)
/s/K. Dun Gifford                       /s/James S. Howell                               /s/William Walt Pettit
------------------                      ------------------                               ----------------------
K. Dun Gifford*                         James S. Howell*                                 William Walt Pettit*
Trustee                                 Trustee                                          Trustee
/s/Gerald M. McDonnell                  /s/Thomas L. McVerry                             /s/Michael S. Scofield
----------------------                  ---------------------                            ----------------------
Gerald M. McDonnell*                    Thomas L. McVerry*                               Michael S. Scofield*
Trustee                                 Trustee                                          Trustee
/s/David M. Richardson                  /s/Russell A. Salton, III MD
----------------------                  ----------------------------
David M. Richardson*                    Russell A. Salton, III MD *
Trustee                                 Trustee
/s/Richard J. Shima
-------------------
Richard J. Shima*
Trustee


*By:     /s/William J. Tomko

--------------------------------

 William J. Tomko
Attorney-in-Fact


* William J. Tomko, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS



Exhibit Number                                  Exhibit
--------------                                  -------

  5(d)                                          Form of
                                                Investment Advisory and
                                                Management Agreement






                                                between Registrant
                                                and Keystone Investment
                                                Management Company, as
                                                supplemented



c